Ramius Trading Strategies
Managed Futures Fund

Class/Ticker
Class A/ RTSRX
Class I/ RTSIX

PROSPECTUS
MAY 1, 2014

The Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Ramius Trading Strategies Managed Futures Fund
A series of Investment Managers Series Trust (the “Trust”)

TABLE OF CONTENTS

SUMMARY SECTION	2
MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	12
MANAGEMENT OF THE FUND	27
DISTRIBUTION AND SHAREHOLDER SERVICE PLAN	31
YOUR ACCOUNT WITH THE FUND	32
DIVIDENDS AND DISTRIBUTIONS	43
FEDERAL INCOME TAX CONSEQUENCES	44
FINANCIAL HIGHLIGHTS	48

This Prospectus sets forth basic information about the Fund that you should know before investing.  It should be read and retained for future reference.

The date of this Prospectus is May 1, 2014.

SUMMARY SECTION

Investment Objective

The investment objective of the Ramius Trading Strategies Managed Futures Fund (the “Fund”) is to seek positive absolute returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund and/or the shares of other Ramius Funds, which are offered in separate prospectuses. (Please contact the Fund at 877-672-6487 to receive a prospectus for another Ramius Fund.)  More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 33 of this Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00% 1	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees 2	1.60%	1.60%
Subadvisory fees	0.09%	0.09%
Distribution and service (Rule 12b-1) fees	0.25%	None
Other expenses	0.41%	0.41%
Subsidiary expenses, including Trading Entities’ expenses 3	2.57%	2.57%
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses	4.93%	4.68%
Fee waiver and/or expense reimbursements 4	(0.59%)	(0.59%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements4	4.34%	4.09%

1.
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such Shares within 18 months of the date of purchase.

2.
Management fees include a management fee paid to the Advisor (as defined in this Prospectus) by the Subsidiary (as defined in this Prospectus) at the annual rate of 1.60% of the Subsidiary’s average daily net assets.  The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary pursuant to the investment advisory agreement between the Subsidiary and the Advisor.  This undertaking may not be terminated by the Advisor as long as the investment advisory agreement between the Subsidiary and the Advisor is in place unless the Advisor obtains the prior approval of the Fund’s Board of Trustees.

3.
This item does not include management fees paid by the Subsidiary to the Advisor, which are included in “Management Fees” in the table above.  Subsidiary expenses include fees and expenses of the Trading Entities (as defined in this Prospectus) which are borne indirectly by the Fund as a result of investing in the Trading Entities through the Subsidiary, including management fees paid by the Trading Entities to the Trading Advisors (as defined in this Prospectus) and performance fees based on trading profits (both realized and unrealized) to the Trading Advisors.  Actual fees and expenses may vary from year to year, including depending on the Trading Entities’ profits and amount of assets allocated to each Trading Entity.

4.
The Advisor has contractually agreed to waive its fees and/or pay for operating  expenses of the Fund to ensure that total annual fund operating expenses (excluding any (i) expenses included in the “Subsidiary expenses, including Trading Entity expenses” line item in the table above, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of the Fund’s Class A and Class I shares, respectively.  This agreement is effective until April 30, 2015, and may be terminated before that date only by the Trust’s Board of Trustees.  The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it reimbursed for a period of three years from the date of the waiver or payment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$961	$1,900	$2,840	$5,195
Class I shares	$411	$1,358	$2,312	$4,723

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities and other investments (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs, may result in a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which will be taxable as ordinary income when distributed to shareholders), and may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by allocating its assets using two principal investment strategies: a “managed futures” strategy and a “fixed income” strategy.  The managed futures strategy is intended to capture returns tied to global macroeconomic trends in the commodity futures (including financial futures) markets, and the fixed income strategy is intended to generate interest income and capital appreciation to add diversification to the returns generated by the managed futures strategy.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest more of its assets in fewer positions than “diversified” mutual funds.

Managed Futures Strategy
The Fund pursues its managed futures strategy primarily by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”).  The Subsidiary is advised by the Advisor and has the same investment objective as the Fund.  The Subsidiary invests the majority of its assets in limited liability companies or other business entities (each a “Trading Entity” and collectively the “Trading Entities”), the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program (a “managed futures program”).  Each Trading Entity is wholly owned by the Subsidiary and thus indirectly wholly owned by the Fund.  The Advisor expects that each Trading Entity will pay its Trading Advisor both a management fee based on the Trading Entity’s investment exposure (which the Advisor expects will exceed the Trading Entity’s total assets) and a performance fee calculated as a percentage of the Trading Entity’s profits.

The Advisor monitors the performance of the Trading Advisors and the Trading Entities and seeks to achieve the Fund’s investment objective by allocating and reallocating the Subsidiary’s assets among Trading Entities.  The Advisor may not allocate or reallocate assets to all Trading Entities and may not allocate assets evenly among the Trading Entities.  The Advisor allocates the assets of the Subsidiary among the Trading Entities to provide exposure to managed futures programs that the Advisor believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography.  The Advisor expects the Trading Advisors to trade independently of each other and, as a group, to employ a wide variety of systematic, relative value and discretionary managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

Each of the following Trading Advisors is currently directing the trading of a different Trading Entity pursuant to a managed futures program:

•	Aspect Capital Limited
10 Portman Square, London W1H 6AZ, UK
•	Fulcrum Asset Management Ltd and Fulcrum Asset Management LLP (as sub-advisor)
6 Chesterfield Gardens, London W1J 5BQ, UK
•	IPM Informed Portfolio Management AB
Master Samuelsgatan 6, Stockholm, Sweden
•	Lynx Asset Management AB
Norrmalmstorg 12, Stockholm, Sweden
•	Winton Capital Management Limited
Grove House, 27 Hammersmith Grove, London W6 0NE, UK

From time to time and for various reasons, the Advisor may terminate a Trading Advisor and possibly wind down the respective Trading Entity.

In addition to investing through the Trading Entities, the Subsidiary also may directly invest its assets in derivative instruments, including swaps, commodity-linked notes and other investments intended to serve as margin or collateral for swap positions. Such instruments may have payments linked to the performance of commodities. Although the Fund expects to execute its managed futures strategy primarily by investing in the Subsidiary, the Fund also may invest in derivative instruments to the extent permitted under the 1940 Act and consistent with its intent to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).

Fixed Income Strategy
The Advisor expects to allocate the Fund’s assets that are not allocated to the Subsidiary to a fixed income strategy that invests primarily in investment grade fixed income securities in order to generate interest income and capital appreciation, which may add diversification to the returns generated by the Fund’s managed futures portfolio.  The fixed income strategy may also include investments in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”).  The Advisor delegates management of the Fund’s fixed income strategy portfolio to Horizon Cash Management L.L.C. (the “Sub-Advisor”).

Fixed income securities in which the Fund may invest include corporate bonds and other corporate debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies.  The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments.  The amount of such foreign investments will vary from time to time, but at any time foreign investments may represent as much as 100% of the Fund’s total assets.  The Fund may invest in fixed income securities rated at the time of purchase BBB- or higher by Standard & Poor’s Rating Group or another nationally recognized statistical rating organization, or, if unrated, determined by the Advisor or Sub-Advisor to be of similar quality.  The Fund also may invest in securities issued by the U.S. government or its agencies and instrumentalities, money market securities and other interest-bearing instruments and cash.  The fixed income securities in which the Fund may invest may be of any maturity, although the Sub-Advisor expects the Fund’s portfolio to maintain an average maturity that ranges between short-term (less than one year) and intermediate-term (four to seven years).

Principal Risks of Investing

Risk is inherent in all investing. Because the Fund may be considered to be investing indirectly in the Trading Entities through its Subsidiary, references to the Fund’s risks also include risks associated with investing in the Subsidiary and the Trading Entities. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

Managed Futures Strategy/Commodities Risk.  Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund to greater volatility than cash market investments in securities.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies.  The commodity markets are subject to temporary distortions and other disruptions.  U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day.  Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to, one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value.  Major types of derivatives include futures, options, swaps and forward contracts.  Using derivatives can have a leveraging effect and increase fund volatility.  Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments.  Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading.  However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments.  These additional risks include liquidity risk and counterparty credit risk.  For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it would submit derivatives trades for clearing. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. A small investment in derivatives could have a potentially large impact on the Fund’s performance.  Financial reform laws have changed many aspects of financial regulation applicable to derivatives.  Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments.  The extent and impact of these regulations are not yet fully known and may not be known for some time.

Fixed Income Risk.  Prices of fixed income securities tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price.  In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

High Fees Risk.  The cost of investing in the Fund may be higher than the cost of investing in other mutual funds that invest directly in the types of derivatives held by the Trading Entities. In addition to the Fund's direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by the Trading Entities, including management fees and performance-based fees, commodity brokerage commissions and operating expenses.

Performance Fees Risk.  The performance-based fees paid to the Trading Advisors may create an incentive for the Trading Advisors to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees.  A Trading Advisor with positive performance may receive performance-based compensation from the Trading Entity, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative.

Subsidiary Risk.  By investing in the Subsidiary and, indirectly, in the Trading Entities, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s and the Trading Entities’ respective investments.  The Subsidiary and the Trading Entities are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund, the Trading Entities and the Subsidiary are organized and operated, as applicable, could prevent the Fund, the Subsidiary or the Trading Entities from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax Risk. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.”  Income derived from direct investments in commodities is not “qualifying income.”  In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.”  It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.”  The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.”  In addition, the IRS has issued private letter rulings concluding that certain income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent.  Moreover, the IRS has suspended the issuance of such rulings and is reviewing its policy in this area.  The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings.  The Fund intends to take the position that income from its investments in certain commodity-linked notes and in the Subsidiary will constitute “qualifying income” even in the event that the Subsidiary does not distribute all of its income on an annual basis.  In the absence of a ruling, however, there can be no certainty in this regard, and the Fund has not sought an opinion from counsel on this position.  It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.”  The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations.  If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute “qualifying income,” the Fund may not be able to qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.  If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities and other investments may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance.  A high rate of portfolio turnover is 100% or more

Management Risk. The investment processes used by the Advisor, the Sub-Advisor and the Trading Advisors could fail to achieve the Fund’s investment objective and cause your investment to lose value.  Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

Government Intervention and Regulatory Changes Risk.  In response to the global financial crisis that began in 2008, which caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In this regard, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has significantly enhanced the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. These regulators are continuing to implement regulations under the Dodd-Frank Act, some of which may adversely affect the Fund. For example, major changes under the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

The Dodd-Frank Act has established a new regulatory structure for derivatives.  If more restrictive position limits are imposed on investors in the commodity futures and other derivative markets, the managed futures programs in which the Trading Entities invest, and as a result, the Fund, may be adversely affected.  Similarly, changes in the regulation of foreign currency-related trading arising from the Dodd-Frank Act may make such trading more expensive for the Fund, and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.

The Advisor is registered as a commodity pool operator under the Commodity Exchange Act.  As a registered commodity pool operator, the Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the National Futures Association, the self-regulatory body for futures and swaps firms (the “NFA”), with respect to both its own operations and those of the Fund.  The Advisor seeks to rely on relief from certain CFTC recordkeeping, reporting, and disclosure requirements otherwise applicable as to the Fund, the Subsidiary, and the Trading Entities to the extent permitted by CFTC regulations and CFTC staff guidance.

Foreign Trading Advisor Risk. All of the current Trading Advisors are located outside of the United States, and the Advisor anticipates that in the future at least some of the Trading Advisors will be located outside of the United States.  Depending upon their jurisdictions, such Trading Advisors may be subject, among other things, to less rigorous reporting requirements than U.S. Trading Advisors, less rigorous regulatory and compliance requirements, and less protective legal systems and laws relating to shareholders’, investors’ and/or clients’ rights.  It may also be more difficult for the Fund to enforce legal judgments against Trading Advisors located outside the United States.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Currency Risk.  The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Leveraging Risk.  Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage.  Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile.  Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets.  The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity Risk.  The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Industry Concentration Risk. The Subsidiary concentrates its investments in the commodity futures markets, which have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if the Subsidiary’s investments were diversified across different sectors and markets.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise.  If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Market Disruption and Geopolitical Risk. The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or the Fund’s performance.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Non-Diversification Risk.  The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance from year to year of the Fund’s Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index.  Performance for Class A shares may vary from the performance shown to the extent the expenses for that class differs from those of Class I shares.  Updated performance information is available on the Fund’s website at www.ramiusmutualfunds.com.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.   Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

Class I
Highest Calendar Quarter Return at NAV	7.10%	Quarter Ended 12/31/2013
Lowest Calendar Quarter Return at NAV	(3.40%)	Quarter Ended 06/30/2013

Average Annual Total Returns for periods ended December 31, 2013	One Year	Since Inception (September 13, 2011) Annualized
Class I - Return Before Taxes	2.94%	(0.83%)
Class I - Return After Taxes on Distributions*	2.94%	(0.83%)
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	1.66%	(0.63%)
Class A - Return Before Taxes	(2.88%)	(3.45%)
Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index (does not reflect deduction for fees, expenses or taxes)	0.07%	0.08%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class I shares only and after-tax returns for Class A shares will vary.

Investment Advisor
Ramius Trading Strategies LLC (the “Advisor”)

Sub-Advisor
Horizon Cash Management LLC (the “Sub-Advisor”)

Portfolio Managers of the Advisor
William Marr and Alexander Rudin have been the portfolio managers for the Fund since its inception in September 2011.

Portfolio Manager of the Sub-Advisor
Jill King has served as the portfolio manager with respect to the portion of the Fund managed by the Sub-Advisor since the Fund’s inception in September 2011.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$250	$50
Automatic Investment Plan	$250	$50
Gift Account For Minors	$250	$50
Class I Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective
The Fund’s investment objective is to seek positive absolute returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.  There can be no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies
The Fund pursues its investment objective by allocating its assets using two principal investment strategies:  a “managed futures” strategy and a “fixed income” strategy.  The managed futures strategy is designed to capture returns tied to global macroeconomic trends in the commodity futures markets (including financial futures), and the fixed income strategy is designed to generate interest income and capital appreciation to diversify the returns generated by the managed futures strategy.

The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer positions than “diversified” mutual funds.

Managed Futures Strategy
The Fund pursues its managed futures strategy primarily by investing up to 25% of the value of its total assets in a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands.  The Subsidiary is advised by the Advisor and has the same investment objective as the Fund.  The Subsidiary invests the majority of its assets in Trading Entities, the trading of each of which is managed on a discretionary basis by a different third-party Trading Advisor pursuant to such Trading Advisor’s managed futures program.

The Advisor monitors the performance of the Trading Advisors and the Trading Entities and seeks to achieve the Fund’s investment objective by allocating and from time to time reallocating the Subsidiary’s assets among Trading Entities.  The Advisor will seek to rebalance the Subsidiary’s assets among Trading Entities from time to time to maintain weightings that it believes will be most likely to achieve the investment objective of the Fund.  The Advisor may not allocate or reallocate assets to all Trading Entities and may not allocate assets evenly among the Trading Entities.  The Advisor allocates the assets of the Subsidiary among the Trading Entities so as to provide exposure to managed futures programs that the Advisor believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography.  The Trading Advisors advising the Trading Entities are expected to trade independently of each other and, as a group, are expected to employ a wide variety of systematic, relative value and discretionary managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.  There can, however, be no assurances that the returns of one Trading Advisor’s managed futures program will not be closely correlated with those of another Trading Advisor’s managed futures program. If their returns were closely correlated, the managed futures programs may be subject to the same or similar risks and may be likely to increase or decrease in value at the same time.

Each of the following Trading Advisors currently directs the trading of a different Trading Entity pursuant to a managed futures program:

•	Aspect Capital Limited, Nations House, 10 Portman Square, London W1H 6AZ, UK
•	Fulcrum Asset Management Ltd. and Fulcrum Asset Management LLP (as sub-advisor),
6 Chesterfield Gardens, London W1J 5BQ, UK
•	IPM Informed Portfolio Management AB, Master Samuelsgatan 6, Stockholm, Sweden
•	Lynx Asset Management AB, Norrmalmstorg 12, Stockholm, Sweden

•	Winton Capital Management Limited, Grove House, 27 Hammersmith Grove, London W6 0NE, UK.

The Advisor selected the Trading Advisors and their respective managed futures programs because the Advisor believes they are consistent with the Fund’s investment objective.  In selecting the Trading Advisors, the Advisor employed a multi-step process.

Screening.  The Advisor used proprietary and commercial databases and analytical tools to identify Trading Advisors and managed futures programs that may be suitable for the Fund.  The Advisor supplemented the information obtained from these databases and tools using its informal investment community contacts and developed networks.

Due Diligence.  The Advisor selected potential managed futures programs using a methodology based on both quantitative and qualitative assessments.  For each selected managed futures program that the Advisor considered seriously for investment, the Advisor completed a due diligence process that, among other things, reviewed the respective Trading Advisor’s trading strategy, performance, experience, management team, strategy implementation, firm organizational strength and risk management.  Additionally, the Advisor conducted a separate internal review of the Trading Advisor’s investment and organizational documents, the Trading Advisor’s relationships with its auditors, fund administrators, lawyers and other service providers, investor concentration, ownership structure and compensation policies, legal and compliance capabilities and policies and practices relating to the calculation of net asset values, reconciliations, trade allocations, fees and cash movement, among other factors.

Portfolio Construction.  After identifying a universe of Trading Advisors and managed futures programs that met the Advisor’s internal criteria, the Advisor employed a portfolio construction process based on its assessment of each managed futures program’s historical return and risk profiles and the Fund’s investment objective.  In general, the Advisor sought to select Trading Advisors and managed futures programs based on the programs’ expected individual risk-adjusted performance and their potential diversification benefits to the Fund’s overall portfolio.

From time to time, the Advisor may use this process to identify additional Trading Advisors and managed futures programs that may be suitable for investment by the Subsidiary.  In such a case, a new Trading Entity may be established for management by such a Trading Advisor and the Advisor may allocate assets of the Subsidiary to such Trading Entity from time to time.  There can be no assurances that any additional Trading Advisors and managed futures programs will be identified and new Trading Entities established.  From time to time and for various reasons, the Advisor may terminate a Trading Advisor and, possibly, wind down the respective Trading Entity it advises.

The Advisor monitors the Trading Entities and Trading Advisors on an ongoing basis.  To seek to ensure that the Fund’s investment objective is being achieved, the Advisor employs risk management at several levels.  First, as described above, the Advisor performs screening and diligence in selecting Trading Advisors.  Second, the Advisor regularly assesses the strategies employed by the Trading Advisors, the market conditions influencing their strategies, and the performance of other advisors applying similar strategies.  Finally, the Advisor performs regular reviews of the risk posed to the Fund by each Trading Entity’s investment positions.

The Advisor expects the managed futures programs employed by the Trading Advisors to have a wide variety of different systematic, relative value and discretionary trading styles across a broad range of financial markets and asset classes.  The Advisor expects each Trading Advisor to implement its designated managed futures program by investing assets of the respective Trading Entity it advises in a variety of derivative instruments, including exchange-listed futures contracts and over-the-counter (“OTC”) forward contracts.  While there are no limits on the type of instruments in which a Trading Entity may invest, it is anticipated that the instruments in which the Trading Entities will invest include (a) U.S. and foreign spot currencies, (b) commodity futures contracts (including currency futures and futures on broad-based security indices), and (c) currency forward contracts.  The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments.  Other instruments in which a Trading Entity may invest include options on futures contracts, swaps and other derivative instruments. Each instrument in which a Trading Entity may invest may be tied to a wide variety of global markets for currencies, interest rates, equity and debt securities, energy resources, metals, agricultural products and other commodities.  A Trading Entity may take both long and short positions in the derivative instruments in which it invests.  There are no formal limitations on the markets, strategies or instruments in which the Trading Entities may invest.  The Trading Advisors may or may not be registered under the Commodity Exchange Act.

Among the different trading styles which may be employed by current or future Trading Advisors for the Trading Entities are:

Systematic Trend-Following:  These Trading Advisors use quantitative strategies in an attempt to identify the emergence of trends in financial and commodity markets.  Trend-following strategies range from very short-term to long-term and are applied across a broad range of markets.  It is common for these Trading Advisors to trade in numerous liquid markets.

Non-Trend-Following:  These Trading Advisors use quantitative and other methods in an attempt to identify market reversals, liquidity-driven trading opportunities or changes in market momentum.  These Trading Advisors, like the trend-following Trading Advisors, typically trade in numerous liquid markets.  Non-trend trading strategies are primarily short to medium-term.

Relative Value:  These Trading Advisors use fundamental or quantitative analyses in an attempt to identify relative mis-pricing of markets and market instruments in fixed income, foreign exchange, commodities and equities.

Global Macro:  These Trading Advisors develop discretionary views on the global economic outlook and patterns of global flow of funds and implement trading strategies (with varying time horizons) that seek to reflect those views.

As with the Fund, the Advisor is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary.  Under this agreement, the Advisor provides the Subsidiary with the same type of management services as the Advisor provides to the Fund.  The investment advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services and will bear the fees and expenses it incurs in connection with its receipt of these services.

The Fund pays the Advisor a fee for its services.  The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor first obtains the prior approval of the Trust’s Board of Trustees for such termination.

Each Trading Entity is wholly-owned by the Subsidiary and thus indirectly wholly-owned by the Fund.  The Subsidiary manages each Trading Entity as its sole member and member manager and in that connection is responsible for the management of such Trading Entity, except that the respective Trading Advisor is solely responsible for directing the investments of the Trading Entity.  The Advisor, as investment advisor to the Subsidiary, is responsible for directing, and is authorized to act on behalf of, the Subsidiary in its management of the Trading Entities.  Each Trading Advisor advises its respective Trading Entity pursuant to a trading agreement between the Trading Entity and the Trading Advisor.  Pursuant to the terms of each Trading Entity’s respective trading agreement, each Trading Entity will pay its Trading Advisor both a management fee based on the Trading Entity’s investment exposure (which the Advisor expects will exceed the Trading Entity’s total assets, as described below) and a performance fee calculated as a percentage of the Trading Entity’s profits.  Each Trading Advisor will be entitled to indemnification by its respective Trading Entity pursuant to the terms of the respective trading agreement for any and all losses, claims, damages, liabilities, costs and expenses (including counsel fees and expenses) not arising from gross negligence, willful misconduct or a material breach of the trading agreement by the Trading Advisor, subject to certain limitations and conditions.

The Trading Entities use a form of leverage often referred to as “notional funding” - that is, the nominal trading level for a Trading Entity will exceed the cash deposited in its trading accounts. For example, if a Trading Entity’s Trading Advisor wants the Trading Entity to trade a $10,000,000 portfolio (the “nominal trading level”) the Trading Entity’s margin requirement may be $500,000. The Trading Entity can either deposit $10,000,000 to “fully fund” the account or deposit only a portion of the $10,000,000, provided that the amount deposited meets the account’s ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of the Trading Entities. In addition, the leverage may make the Trading Entities subject to more frequent margin calls. However, additional funds to meet margin calls for a Trading Entity will be available only to the extent of that Trading Entity’s assets and may not be available from the Subsidiary or the Fund, or from any other Trading Entity.

Each Trading Entity’s management fees are based on the nominal trading level and not the value of the cash or other assets held in the trading account, which will cause the management fee rate, as a percentage of the value of the assets in its trading account, to exceed the stated rate.  For illustration purposes only, assume a Trading Entity has assets of $50 million, is notionally funded and uses a nominal trading level of $200 million.  Assume further that the Trading Entity pays its Trading Advisor an annual management fee of 1.5% of the nominal account size, or $3,000,000. While the management fee represents 1.5% of the nominal account size ($200 million), the management fee represents 6% of the value of the assets ($50 million) in the Trading Entity’s trading account.  Each Trading Entity will also pay its Trading Advisor a performance-based fee that will generally be calculated on a basis that includes realized and unrealized appreciation of the Trading Entity’s assets.  A Trading Advisor with positive performance may receive performance-based compensation from the Trading Entity even if the Fund’s overall returns are negative.  Further, because performance fees are frequently calculated on a quarterly or semi-annual basis (or, in some cases, upon a withdrawal of capital), it is possible that a Trading Advisor could earn a performance fee in a year in which its overall performance for the whole year was negative.  For the fiscal year ended December 31, 2013, the performance fees paid by the Trading Entities to their respective Trading Advisor ranged from 0% to 20% of net new trading profits (realized and unrealized).

In addition to investing through the Trading Entities, the Subsidiary also may directly invest its assets in derivative instruments, including swaps, commodity-linked notes and other investments intended to serve as margin or collateral for swap positions. Such instruments may have payments linked to the performance of commodities.  Although the Fund expects to execute its managed futures strategy primarily by investing in the Subsidiary, the Fund also may invest in derivative instruments to the extent permitted under the 1940 Act and consistent with its intent to be treated as a regulated investment company under the Code.

The Fund may also obtain, directly or indirectly, exposure to currency markets through forward currency contracts.  Although foreign currency gains currently constitute “qualifying income” for purposes of the income limitation applicable to regulated investment companies under the Code, the Treasury Department has the authority to issue regulations excluding from the definition of qualifying income a regulated investment company’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto).  Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as non-qualifying income.

Because the Fund may invest up to 25% of its assets in the Subsidiary, which in turn will invest in the Trading Entities, and the Subsidiary and/or the Trading Entities may hold some of the investments described in this Prospectus, the Fund will be directly or indirectly exposed to such investments.  For that reason, references in this Prospectus to investments by, and activities and risks of, the Fund may also include investments by, and activities and risks of, the Subsidiary and the Trading Entities.

Please refer to the Fund’s Statement of Additional Information (the “SAI”) for more information about the Fund’s investment policies and restrictions and the organization and management of the Subsidiary and the Trading Entities.

Fixed Income Strategy
The Advisor expects to allocate the Fund’s assets that are not allocated to the Subsidiary to a fixed income strategy that invests primarily in investment grade fixed income securities in order to generate interest income and capital appreciation.  The fixed income strategy may also include investments in ETNs and ETFs.  The Advisor delegates management of the Fund’s fixed income strategy portfolio to the Sub-Advisor.

Fixed income securities in which the Fund may invest include corporate bonds and other corporate debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies.  The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, which primarily differ in their maturities and secured or unsecured status.  Such corporate debt securities are issued by businesses to finance their operations.  Each such issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

The Fund may invest in fixed income securities rated at the time of purchase BBB- or higher by Standard & Poor’s Rating Group or another nationally recognized statistical rating organization, or if unrated, determined by the Advisor or Sub-Advisor to be of similar quality.  The Fund also may invest in securities issued by the U.S. government or its agencies and instrumentalities, money market securities and other interest-bearing instruments and cash.  The fixed income securities in which the Fund may invest may be of any maturity, although the Sub-Advisor expects the Fund to maintain an average maturity that ranges between short-term (less than one year) and intermediate-term (four to seven years), as the Sub-Advisor generally expects short-term and intermediate-term securities to have returns that are not highly correlated to the equity market generally or to the Fund’s managed futures strategy.

If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security.  If a downgrade occurs, the Advisor or the Sub-Advisor, as the case may be, will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.

The Fund may invest in ETFs, such as those that are designed to track the performance of an index or sub index, in order to gain exposure to the types of fixed income securities in which it may invest directly.

Temporary Investments
The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest all or some of its total assets in U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks, corporate bonds, money market instruments, cash, cash equivalents and ETFs tracking the performance of high yield and investment grade bond indexes.  When the Fund’s assets are invested in such instruments, the Fund may not achieve its investment objective.

Principal Risks of Investing
The Fund’s principal risks are set forth below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.
Because the Fund may be considered to be investing indirectly in the Trading Entities through its Subsidiary, references to the Fund’s risks also include risks associated with investing in the Subsidiary and Trading Entities.

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Managed Futures Strategy/Commodities Risk. Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund to greater volatility than cash market investments in securities.  The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

The commodity markets are subject to temporary distortions and other disruptions.  U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day.  Once a limit price has been reached in a particular contract, no trades may be made at a different price.  Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.  These circumstances could adversely affect the value of the Fund’s commodity-linked investments.

The profitability of any managed futures program depends primarily on the ability of its Trading Advisor to predict price movements of derivatives.  The Trading Advisors’ trading methods may not take into account all of the factors described above.

In general, the Fund’s investment strategies involve greater risks than the strategies used by typical mutual funds.  Furthermore, the managed futures programs utilized by the Trading Entities to which the Fund’s investments are exposed use derivative instruments that are actively traded in accordance with a variety of strategies and investment techniques that involve significant risks.  The derivative instruments traded include futures, options and forward contracts and other derivative instruments on commodities, currencies and equities that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds, and the systematic programs used to trade them may rely on investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.  In addition, the Trading Entities will have to pay the Trading Advisors both management and performance fees which further reduces the potential return of the Fund’s investments.  The programs employed by the Trading Advisors may also be subject to certain trading costs, including brokerage commissions and various exchange fees.  These costs are in addition to the operating expenses associated with the Fund.  The combined impact of these costs will reduce Fund performance.  Furthermore, performance-based fees may create an incentive for Trading Advisors to make investments that are riskier or more speculative than they might have made in the absence of such arrangements.

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Derivatives Risk.  Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value such as futures, options, swaps and forward contracts.  Using derivatives can have a leveraging effect and increase fund volatility.  Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading.  However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments.  These additional risks include, but are not limited to, liquidity risk, and counterparty credit risk.  For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it would submit derivatives trades for clearing. The Fund would also be exposed to counterparty risk with respect to the clearinghouse.  A small investment in derivatives could have a potentially large impact on the Fund’s performance.  Certain risks relating to various types of derivatives in which the Fund may invest are described below.

Liquidity of Futures Contracts.  The Fund may use futures as part of its “managed futures” strategy.  Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.”  Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits.  Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading.  OTC instruments generally are not as liquid as instruments traded on recognized exchanges.  These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the Commodity Futures Trading Commission (“CFTC”) and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Non-U.S. Futures Transactions.  Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange.  No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country.  Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs.  For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions.  In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges.  In addition, the price of any foreign futures or option contract and, therefore, the resulting potential profit or loss, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Forward Contracts.  The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Advisor would otherwise recommend, to the possible detriment of the Fund.

Swap Agreements.  The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Advisor determines that other forms are consistent with the Fund’s investment objective and policies.

Swap agreements tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of a swap agreement is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty’s creditworthiness declines.  Such a decrease in value might cause the Fund to incur losses.

Call Options. The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.  The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received.  The buyer of a put option assumes the risk of losing its entire investment in the put option.

Counterparty Credit Risk.  Many purchases, sales, financing arrangements, securities lending transactions and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange.  Rather, these instruments are traded between counterparties based on contractual relationships.  As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund and the Trading Entities expect to enter into transactions only with counterparties believed by the Advisor or a Trading Advisor, respectively, to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations in which the Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.  There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.
Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Fund will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to the Fund.

Illiquidity.  Derivative instruments, especially when traded in large amounts, may not always be liquid.  In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Over-the-Counter Trading. The Fund may purchase or sell derivative instruments that are not traded on an exchange or another type of organized trading facility. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an instrument traded on an exchange or other organized trading facility. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an instrument traded on an exchange or other organized trading facility.  Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or other organized facility.  Derivatives not traded on exchanges or other organized facilities may be subject to less regulation than exchange-traded and on-facility instruments, and many of the protections afforded to participants on an exchange or other organized facility may not be available with respect to these instruments.

Hedging Transactions. The Fund may employ hedging techniques. These techniques could involve a variety of derivative transactions, including swaps, futures contracts, exchange-listed and over-the-counter put and call options on securities or on financial indices, forward foreign currency contracts, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments.  In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, or that there may be losses on both components of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances.  As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses.

The Advisor and Sub-Advisor may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security.  However, such use may limit any potential gain that might result from an increase in the value of the hedged position.  Whether the Fund hedges successfully will depend on the Advisor’s or Sub-Advisor’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.  Finally, the daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, in which the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund.

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Fixed Income Securities Risk.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.  Prices of fixed income securities tend to move inversely with changes in interest rates.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities.  The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates.  (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates.  If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.  During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation.  In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

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Credit Risk.  If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline.  If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties.

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High Fees Risk. The cost of investing in the Fund may be higher than the cost of investing in other mutual funds that invest directly in the types of derivatives held by the Trading Entities. In addition to the Fund's direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by the Trading Entities, including commodity brokerage commissions and operating expenses.  Further, each Trading Entity will pay management and performance-based fees to its Trading Advisor. Management fees typically are based on the leveraged account size and not the actual cash invested in the Trading Entity.  For the fiscal year ended December 31, 2013, the annual management fees paid by the Trading Entities to their respective Trading Advisors ranged from 1% to 2% of the Fund’s investment in the Trading Entities (calculated as a percentage of the Fund’s notional exposure to the Trading Entities).  For this same period, the performance fees paid by the Trading entities to their respective Trading Advisors ranged from 0% to 20% of net new trading profits (realized and unrealized). These management and performance fee ranges may be higher or lower in the future.

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Performance Fees Risk. The performance-based fees paid to the Trading Advisors may create an incentive for the Trading Advisors to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees.  In addition, because performance-based fees will generally be calculated on a basis that includes unrealized appreciation of a Trading Entity’s assets, the fee may be greater than if it were based solely on realized gains.  A Trading Advisor with positive performance may receive performance-based compensation from the Trading Entity, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative.  Further, because performance fees are frequently calculated on a quarterly basis (and, in some cases, upon a withdrawal of capital from a Trading Entity), it is possible that a Trading Advisor could earn a performance fee in a year in which its overall performance for the whole year was negative.

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Subsidiary Risk.  By investing in the Subsidiary and, indirectly, in the Trading Entities, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s and the Trading Entities’ respective investments.  The Subsidiary and the Trading Entities are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act.  Thus, the Fund, as an investor in the Subsidiary and, indirectly, in the Trading Entities, will not have all of the protections offered to investors in registered investment companies.  The Fund, however, wholly owns and controls the Subsidiary and, indirectly, wholly-owns and controls the Trading Entities.  Further, the Advisor acts as the investment advisor for the Subsidiary and as the manager or general partner (or equivalent) for the Trading Entities, making it unlikely that the Subsidiary or a Trading Entity would intentionally take action contrary to the interests of the Fund and its shareholders.

Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund, the Trading Entities and the Subsidiary are organized and operated, as applicable, could prevent the Fund, the Subsidiary or the Trading Entities from operating as described in this Prospectus and could negatively affect the Fund and its Shareholders.  In addition, the Cayman Islands currently do not impose any income, corporate, capital gain or withholding taxes on the Subsidiary.  If this were to change and the Subsidiary were required to pay Cayman Island taxes, the investment returns of the Fund would be adversely affected.

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Tax Risk.  To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.”  Income derived from direct investments in commodities is not “qualifying income.”  In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.”  It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.”  The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.”  In addition, the IRS has issued private letter rulings concluding that certain income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent.  Moreover, the IRS has suspended the issuance of such rulings and is reviewing its policy in this area.  The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings.  The Fund intends to take the position that income from its investments in certain commodity-linked notes and in the Subsidiary will constitute “qualifying income” even in the event that the Subsidiary does not distribute all of its income on an annual basis.   In the absence of a ruling, however, there can be no certainty in this regard, and the Fund has not sought an opinion from counsel on this position.  It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.”  The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations.  If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute “qualifying income,” the Fund may not be able to qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.  If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation and each of the Trading Entities will be treated as a “disregarded entity.”  As a result, the Subsidiary will be treated as conducting the activities, and recognizing the income, of each Trading Entity.  The Subsidiary will be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income, if any, that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”).  In addition, the Subsidiary will be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to any such effectively connected income.  The Fund expects that, in general, the activities of the Subsidiary and the Trading Entities will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business.  In this regard, Section 864(b) of the Code provides that trading in commodities engaged in by a taxpayer for its own account does not constitute the conduct of a trade or business in the United States, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place.  Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business.  There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income.  The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

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Portfolio Turnover Risk.  Active and frequent trading of the Fund’s securities and other investments may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance.  A high rate of portfolio turnover is 100% or more.

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Management Risk.  The investment processes used by the Advisor, the Sub-Advisor and the Trading Advisors could fail to achieve the Fund’s investment objective and cause your investment to lose value.  The Advisor’s, Sub-Advisor’s and Trading Advisors’ respective judgments about the attractiveness, value and potential appreciation or depreciation of a particular security, derivative or other instrument in which the Fund or a Trading Entity invests or sells short may prove to be inaccurate and may not produce the desired results.  Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

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Government Intervention and Regulatory Changes Risk. In response to the global financial crisis that began in 2008, which caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. In this regard, the Dodd-Frank Act has significantly enhanced the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. These regulators are continuing to implement regulations under the Dodd-Frank Act, some which may adversely affect the Fund. For example, major changes under the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

The Dodd-Frank Act has established a new regulatory structure for derivatives.  If more restrictive position limits are imposed on investors in the commodity futures and other derivative markets, the managed futures programs in which the Trading Entities invest, and as a result, the Fund, may be adversely affected.  Similarly, changes in the regulation of foreign currency-related trading arising from the Dodd-Frank Act may make such trading more expensive for the Fund, and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.

The Advisor is registered as a commodity pool operator under the Commodity Exchange Act.  As a registered commodity pool operator, the Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the NFA, the self-regulatory body for futures and swaps firms, with respect to both its own operations and those of the Fund.  The Advisor seeks to rely on relief from certain CFTC recordkeeping, reporting, and disclosure requirements otherwise applicable as to the Fund, the Subsidiary, and the Trading Entities to the extent permitted by CFTC regulations and CFTC staff guidelines.

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Foreign Trading Advisor Risk.  All of the current Trading Advisors are located outside of the United States and the Advisor anticipates that in the future at least some of the Trading Advisors will be located outside of the United States.  Depending upon their jurisdiction, such Trading Advisors may be subject, among other things, to less rigorous reporting requirements than U.S. Trading Advisors, less rigorous regulatory and compliance requirements, different legal systems and laws relating to shareholders’, investors’ and/or clients’ rights, and the potential for political, social and economic adversity.  It may also be more difficult for the Fund to enforce legal judgments against Trading Advisors located outside the United States.

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Foreign Investment Risk.  Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

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Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

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Leveraging Risk.  The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Liquidity Risk.  Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector.

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Industry Concentration Risk.  The Subsidiary concentrates its investments in the commodity futures markets, which have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if the Subsidiary’s investments were diversified across different sectors and markets.

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Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise.  If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

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Market Disruption and Geopolitical Risk. The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The recent European sovereign debt crisis has and may continue to negatively affect the U.S. financial markets.  The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

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Regulatory Risk.  Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or the Fund’s performance.

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Market risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets.  Such environments could make identifying investment risks and opportunities especially difficult for the Advisor.  In response to the crisis, the United States and other governments have taken steps to support financial markets.  The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities.  In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

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Non-diversification Risk. The Fund is classified as “non-diversified”, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Additional Risks
In addition to the Fund’s principal risks, the Fund may also be subject to the additional risks described below.  Because the Fund may be considered to be investing indirectly in the Trading Entities through its Subsidiary, references to the Fund also include risks associated with investing in the Subsidiary and Trading Entities.

Repurchase agreements risk. Subject to its investment objectives and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

U.S. government securities risk. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.  U.S. government securities have historically involved little risk of loss of principal if held to maturity.  However, in 2011, several major credit rating agencies downgraded the long-term credit rating of U.S. government debt.  Because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience additional or further credit downgrades.  Such credit events may also adversely impact the financial markets.  In addition, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. [Advisor would like to confirm this language is in line with more recent developments]

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value per share (“NAV”). Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, the recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, the Federal National Mortgage Association (‘‘Fannie Mae’’) and the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’). As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages, have experienced extreme volatility and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any Fund investments issued by Federal Home Loan Banks and Fannie Mae may ultimately lose value.

ETF risk.  The Fund may invest in securities of ETFs (which are a type of investment company) subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may seek to rely on these exemptive orders to invest in unaffiliated ETFs.

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track (if any) for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities (or commodities or other instruments) in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities (or commodities or other instruments) or the number of securities (or commodities or other instruments) held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The Fund will incur brokerage costs when purchasing and selling shares of ETFs.  The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF.   There is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

ETN risk.  ETNs are debt securities that are traded on stock exchanges and generally track specified market indices.  An ETN’s value depends on the performance of the underlying index and the credit rating of the issuer.  ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Asset segregation risk.  As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives instruments and short sales.  In the case of futures and forward contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures and forward contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments.  The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Risk of large shareholder redemptions.  Certain funds, accounts, individuals or affiliates of the Advisor may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Valuation risk. This is the risk that the Fund has valued certain securities or other investments at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

Counterparty, commodities future merchant and prime brokerage risk. Changes in the credit quality of the companies that serve as the Fund’s prime brokers, futures commissions merchant or counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. If a prime broker, commodities future merchant or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding; if the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Potential conflicts of interest risk. The Advisor, Sub-Advisor and Trading Advisors will be subject to certain conflicts of interest in their management of the Fund, Subsidiary and Trading Entities. These conflicts will arise primarily from the involvement of the Advisor, the Sub-Advisor, the Trading Advisors and their affiliates in other activities that may conflict with those of the Fund, Subsidiary and Trading Entities.  In the ordinary course of their business activities, the Advisor, the Sub-Advisor, the Trading Advisors and their affiliates may engage in activities in which the interests of the Advisor, Sub-Advisor, the Trading Advisors and their affiliates or the interests of their clients may conflict with the interests of the Fund or the shareholders of the Fund. Other present and future activities of the Advisor, Sub-Advisor, the Trading Advisors and their affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund.

Dependence on key personnel risk. The Advisor and the Sub-Advisor are dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Advisor or the Sub-Advisor, respectively, were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Advisor or the Sub-Advisor, as the case may be, may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds.

Short-term trading risk. The Fund may engage in short-term trading, which could produce higher transaction costs and lower the Fund’s after-tax performance.  Short-term trading may result in a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time.

Further Information about Risks
For further information about the risks of investing in the Fund, please see the SAI.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website at www.ramiusmutualfunds.com.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in its quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUND

Investment Advisor
Ramius Trading Strategies, LLC, a Delaware limited liability company with its principal place of business at 599 Lexington Avenue, New York, New York 10022, is the Fund’s investment advisor and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”).  The Advisor has been registered with the U.S. Securities and Exchange Commission (“SEC”) since 2010.  The Advisor is also registered as a commodity pool operator under the Commodity Exchange Act.  The Advisor is ultimately owned by Cowen Group Inc. and by Messrs. William Marr and Alexander Rudin. Cowen Group Inc. is a publicly-held diversified financial services firm providing alternative investment management, investment banking, research, and sales and trading services through its business units, Ramius, LLC and Cowen and Company.  As of December 31, 2013, the total assets under management of the Advisor and its affiliates were approximately $9.4 billion.

The Advisor provides the Fund with advice on buying and selling securities and on allocating its assets between the fixed income and managed futures strategies.  The Advisor also furnishes the Fund with office space and certain administrative services.  For its services, the Advisor is entitled to receive an annual management fee of 1.60%, calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets.  For the fiscal year ended December 31, 2013, the Advisor received advisory fees, net of the fee waiver, of 1.35% of the average daily net asset of the Fund.

The Advisor also is the investment advisor for the Subsidiary.  While the Subsidiary has its own board responsible for overseeing the operations of the Subsidiary, the Fund’s chief compliance officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Fund’s board regarding the Subsidiary’s compliance with its policies and procedures.  The Subsidiary has agreed to pay the Advisor a management fee at the annual rate of 1.60% of the subsidiary’s average daily net assets.  The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary.  This undertaking may not be terminated unless the Advisor obtains the prior approval of the Fund’s Board of Trustees.

Like the Fund, the Subsidiary and the Trading Entities will bear expenses incurred in connection with the custody, transfer agency, legal and audit services that they receive.  The Subsidiary’s and Trading Entities’ financial statements will be consolidated in the Fund’s annual audited financial statements and semi-annual unaudited financial statements which will be included in the annual and semi-annual reports, respectively, provided to shareholders.

A discussion regarding the basis for the Board's approval of the Advisory Agreement is available in the Fund's Annual Report dated December 31, 2013.

Sub-Advisor
Horizon Cash Management LLC, an Illinois limited liability company with its principal place of business at 325 W. Huron, Suite 808, Chicago, Illinois 60654, is the Fund’s investment Sub-Advisor and provides investment advisory services to the Fund with respect to the Fund’s fixed income strategy pursuant to an investment Sub-Advisory agreement between the Sub-Advisor and the Advisor (the “Sub-Advisory Agreement”).  The Sub-Advisor has been registered as an investment advisor with the SEC since 1991.  As of December 31, 2013, the total assets under management of the Sub-Advisor were approximately $1.7 billion.

Under the Sub-Advisory Agreement, the Sub-Advisor, subject to the investment objectives and policies of the Fund, makes investment decisions for the Fund with respect to the Fund’s fixed income strategy.  Under the Sub-Advisory Agreement, the Fund will pay to the Sub-Advisor an annual sub advisory fee on the fixed income portion of the Fund’s average daily net assets equal to 0.12%.  The Sub-Advisor is paid by the Fund and not the Advisor.  For the fiscal year ended December 31, 2013, the Sub-Advisor received sub-advisory fees of 0.09% of the average daily net assets of the Fund.

A discussion regarding the basis for the Board's approval of the Sub-Advisory Agreement is available in the Fund's Annual Report dated December 31, 2013.

Portfolio Managers of the Advisor
William Marr and Alexander Rudin are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

William Marr.  Mr. Marr has served as President and Chief Executive Officer of the Advisor since its inception in September 2009.  Prior to co-founding the Advisor, he was a Managing Director (from May 2006 to July 2009) and Head of Hedge Fund Research and Portfolio Construction (from September 2008 to July 2009) at Merrill Lynch Alternative Investments.  Mr. Marr joined Merrill Lynch in May 2006 as the Head of the Directional Trading Hedge Fund Strategies responsible for the Futures Access platform.  Prior to joining Merrill Lynch, Mr. Marr was a Managing Director and the Global Head of Alternative Investments for Julius Baer Investment Management, LLC, which he joined in July 2002.

Alexander Rudin.  Mr. Rudin is a Principal and the Director of Investment Research of the Advisor.  Prior to co-founding the Advisor in 2009, from May 2006 to June 2009, Mr. Rudin was a Director and Senior Analyst at Merrill Lynch responsible for investment research on managed futures funds.  He was also a key participant in making investment decisions for Merrill Lynch-sponsored multi-manager hedge fund and managed futures products, alongside Mr. Marr.  Prior to joining Merrill Lynch in May 2006, Mr. Rudin was First Vice President and Director of Quantitative Hedge Fund Research for Julius Baer Investment Management, LLC, which he joined in 2003.

Portfolio Manager of the Sub-Advisor
Jill King.  Ms. King joined the Sub-Advisor in 2005 as a portfolio manager and has served as a Senior Vice President and Senior Portfolio Manager since 2011.  Ms. King directs the Sub-Advisor’s investment management operation, overseeing several portfolio managers and the firm’s portfolio analyst.  With more than 18 years trading and marketing fixed income securities, Ms. King is experienced in all sectors of the fixed income universe, including U.S. Treasury and Agencies issues, high grade corporate bonds, high yield and emerging market debt.  Before joining the Sub-Advisor in 2005, Ms. King served as managing director at Melvin Securities, where she managed the firm’s investment banking effort and directed the fixed income sales, trading and syndicate department.  Prior to that, she served 13 years at First Union Securities, where she established and managed the Emerging Market desk and was a key member of the high yield trading team.

Additional Information about the Portfolio Managers
The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers
IMST Distributors, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares.  The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares.  The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisor or any other service provider for the Fund.

Fund Expenses
The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund, the Subsidiary, the Trading Entities and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s, the Subsidiary’s and the Trading Entities’ custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating  expenses of the Fund to ensure that the total annual fund operating expenses (excluding any (i) Subsidiary expenses, including Trading Entity expenses, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of its Class A shares and Class I shares, respectively.  This agreement is in effect until April 30, 2015, and it may be terminated before that date only by the Board of Trustees.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period of three years from the date of reduction or payment if the Advisor so requests.  This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, in addition to the reimbursement amount, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request.  The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund.  Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

While each Trading Advisor’s performance fee will be individually negotiated with its respective Trading Entity and will be subject to change and renegotiation, for illustrative purposes only, the following is an example of how a performance fee could be calculated for a Trading Advisor.  Each Trading Advisor’s performance fee may be higher or lower than the example and may be subject to different terms.  The following example does not take into account any other fees or expenses payable by the Trading Entity.  The figures used in the following example were selected for ease of computation and are not indicative of any future returns the Fund may earn.

Example of Quarterly Performance Fee Calculation for an Annual Period

First Quarter

Net asset value of Trading Entity at beginning of first quarter = $100 million
High water mark (1) = $100 million
Trading profits (realized and unrealized) during first quarter = $10 million
Performance fee = $3 million ($10 million trading profits x 30% performance fee rate)
Net asset value of Trading Entity at the end of the first quarter (and new high water mark) = $107 million ($100 million initial net asset value + $10 million trading profits - $3 million performance fee)

Because the net asset value of the Trading Entity exceeded the high water mark for the quarter, the Trading Advisor earned a performance fee.

Second Quarter

Net asset value of Trading Entity at beginning of second quarter = $107 million
High water mark = $107 million(1)
Trading profits (realized and unrealized) during second quarter = $10 million
Performance fee = $3 million ($10 million trading profits x 30% performance fee rate)
Net asset value of Trading Entity at the end of the second quarter (and new high water mark) = $114 million ($107 million initial net asset value + $10 million trading profits - $3 million performance fee)

Because the net asset value of the Trading Entity exceeded the high water mark for the quarter, the Trading Advisor earned a performance fee.

Third Quarter

Net asset value of Trading Entity at beginning of third quarter = $114 million
High water mark = $114 million(1)
Trading profits (losses) (realized and unrealized) during third quarter = ($10 million)
Performance fee = $0
Net asset value of Trading Entity at the end of the third quarter = $104 million

Because the net asset value of the Trading Entity did not exceed the high water mark for the quarter, the Trading Advisor did not earn a performance fee.

Fourth Quarter

Net asset value of Trading Entity at beginning of fourth quarter = $104 million

High water mark = $114 million(1)
Trading profits (losses) (realized and unrealized) during fourth quarter = ($10 million)
Performance fee = $0
Net asset value of Trading Entity at the end of the fourth quarter = $94 million

Because the net asset value of the Trading Entity did not exceed the high water mark for the quarter, the Trading Advisor did not earn a performance fee.

Total investment gains/losses for the year = $0
Total performance fees paid for the year = $6 million

(1)
A “High Water Mark” generally represents the amount (adjusted for capital contributions to, and withdrawals from, the Trading Entity) that the Trading Entity’s net asset value must exceed before a performance fee is payable.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees (For Class A Shares)

The Trust has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Class A shares and/or administrative service fees in connection with the provision of ongoing services to shareholders of Class A shares and the maintenance of shareholder accounts.  The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.  Since these fees are paid out of the Fund’s assets attributable to the Fund’s Class A shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges.  The net income attributable to Class A shares will be reduced by the amount of distribution and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

Additional Payments to Broker-Dealers and Other Financial Intermediaries
The Fund or the Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Share Price
The offering price of each class of the Fund’s shares is  the NAV of that class (plus any sales charges, as applicable).  The NAV of a class is determined by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.  The Fund’s NAVs are calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  The Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC.  The NYSE is closed on weekends and most U.S. national holidays.  However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on days when you are not able to buy or sell Fund shares.    The Fund’s most recent NAVs are available on the Fund’s website, www.ramiusmutualfunds.com.

The Fund’s securities generally are valued at market price.  Securities are valued at fair value when market quotations are not readily available.  The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.  Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined.  If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Buying Fund Shares

This Prospectus offers two classes of shares of the Fund, designated as Class A shares and Class I shares.

•	Class A shares generally incur sales loads at the time of purchase and are subject to a distribution/service fee.
•	Class I shares do not incur any sales loads or distribution or service fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares generally has the same rights, except for the differing sales loads, distribution/service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$250	$50
Automatic Investment Plan	$250	$50
Gift Account For Minors	$250	$50
Class I Shares
All Accounts	$1,000,000	$100,000

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders.  A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares.  You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts.  The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Sales Charge Schedule
Class A shares of the Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge that varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $50,000	5.50%	5.82%	5.00%
$50,000-$99,999	4.75%	4.99%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.75%	2.83%	2.25%
$500,000-$999,999	2.00%	2.04%	1.75%
$1 million or more	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	See the “Large Order Net Asset Value Purchase Privilege” section on page 35.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above.  No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs
Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund, the Ramius Hedged Alpha Fund, the Ramius Strategic Volatility Fund and the Ramius Event Driven Equity Fund (together with the Fund, the “Funds”).

Quantity Discounts. You may be able to lower your Class A sales charges if:

•
you assure the Funds in writing that you intend to invest at least $50,000 in Class A shares of the Funds over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•	the amount of Class A shares you already own in the Funds plus the amount you are investing now in Class A shares is at least $50,000 (“Cumulative Discount”).

By signing a Letter of Intent you can purchase Class A shares of the Fund at a lower sales charge level.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent.  Shares equal to 5.50% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period.  If, at the end of that time, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amount invested had the Letter of Intent not been in effect.  This amount will be obtained from redemption of the escrowed shares.  Any remaining escrowed shares after payment to the Funds of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Funds you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge.  Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge category, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Funds.  This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase.  These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Funds, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount.  Such information or records may include account statements or other records regarding the shares of the Funds held in all accounts (e.g., retirement accounts) by you and other eligible persons, as described above, which may include accounts held at the Funds or at other approved financial intermediaries.  Upon such notification, you will pay the sales charge at the lowest applicable sales charge level.  You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and approved financial intermediary may not retain this information.

Information about sales charges can be found on the Fund’s website www.ramiusmutualfunds.com or you can consult with your financial representative.

Net Asset Value Purchases. You may be able to buy Class A shares without a sales charge if you are:

•	reinvesting dividends or distributions;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	a current trustee of the Trust; or
•
an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Code) of the Advisor or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Fund’s transfer agent (the “Transfer Agent”) can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege.  There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.  From its own profits and resources, the Advisor may pay a finder’s fee to authorized dealers that initiate or are responsible for purchases of $1 million or more of Class A shares of the Fund, in accordance with the following fee schedule:  1.00% on amounts of less than $3 million, 0.50% on amounts of at least $3 million but less than $5 million, and 0.25% on amounts of at least $5 million.  In instances where an authorized dealer agrees to waive its receipt of the finder’s fee described above, the CDSC on Class A shares generally will be waived.

The CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the Transfer Agent that the dealer waives the finder’s fee.  Your financial advisor or the Transfer Agent can answer your questions and help you determine if you are eligible.

Class I Shares
To purchase Class I shares of the Fund, you generally must invest at least $1 million.  Class I shares are not subject to any initial sales charge.  No CDSC is imposed on redemptions of Class I shares, and you do not pay any ongoing distribution/service fees.

Additional Share Purchase Programs
Listed below are some of the shareholder services the Fund offers to investors.  For a more complete description of the Fund’s shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please contact your authorized dealer.

In-Kind Purchases and Redemptions
The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments
Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above.  Exceptions may be made at the Fund’s discretion.  You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below.  Please ensure that you include your account number on the check.  If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check.  You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary.  The minimum additional investment amount is automatically waived for shares purchased by trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.  Please follow the procedures described in this Prospectus.

Dividend Reinvestment
You may reinvest dividends and capital gains distributions in shares of the Fund.  Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution.  Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution.  This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-877-6RAMIUS (1-877-672-6487).  Dividends and distributions are subject to U.S. federal income tax regardless of whether received in cash or invested in additional shares.  The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV.  If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address (if different) as well as your Social Security Number or Taxpayer Identification Number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  The Fund reserves the right to deny any applications if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.  Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan
If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount.  Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP.  If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month.  In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order.  The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank.  Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-877-6RAMIUS (1-877-672-6487) at least five days prior to the date of the next AIP transfer.  The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests
The purchase price you will pay for the Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.  “Good order” means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Ramius Trading Strategies Managed Futures Fund.  All requests to purchase Fund shares received in good order before 4:00 p.m. (Eastern Time) on a business day will be processed on that same day.  Requests received in good order after 4:00 p.m. (Eastern Time) or on a day when the Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV (plus sales charge, if applicable). If you purchase shares through a financial intermediary, it may have an earlier deadline for purchase and sale requests. All purchases must be made in U.S. dollars and drawn on U.S. financial institutions.

Methods of Buying
Through a broker- dealer or other financial intermediary
The Fund is offered through certain approved financial intermediaries (and their agents).  The Fund is also offered directly.  An order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order, and will be executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund.  Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name.  The Fund or the Advisor may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The financial intermediary which offers shares may require payment of additional fees from its individual clients.  If you invest through your financial intermediary, the policies and fees may be different than those described in this Prospectus.  For example, the financial intermediary may charge transaction fees or set different minimum investments.  Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.  Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail
The Fund will not accept payment in cash, including cashier’s checks.  Also, to prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Ramius Trading Strategies Managed Futures Fund P.O. Box 2175 Milwaukee, Wisconsin 53233-2301	Overnight Delivery Ramius Trading Strategies Managed Futures Fund 803 West Michigan Street Milwaukee, Wisconsin 53201
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-877-6RAMIUS (1-877-672-6487) and you will be allowed to move money in amounts of at least $100 from your bank account to the Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV calculated on that day.  Orders received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire transfer, a completed account application must be received by the Fund before your wire can be accepted.  You may mail or send by overnight delivery your account application form to the Transfer Agent.  Upon receipt of your completed account application, an account will be established for you.  The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to Ramius Trading Strategies Managed Futures Fund
A/C # 98 719 16448

For further credit to:
“Ramius Trading Strategies Managed Futures Fund”
Your account number
Name(s) of investor(s)
Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-877-6RAMIUS (1-877-672-6487) to notify it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same-day pricing.  The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker-dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary.  The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order.  The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV.  Orders received after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV.  Please keep in mind that your approved financial intermediary may charge additional fees for its services.  In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.

By mail
You may redeem shares purchased directly from the Fund by mail.  Send your written redemption request to Ramius Trading Strategies Managed Futures Fund at the address indicated below.  Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  The redemption request must be signed by all shareholders listed on the account.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail Ramius Trading Strategies Managed Futures Fund P.O. Box 2175 Milwaukee, Wisconsin 53233-2301	Overnight Delivery Ramius Trading Strategies Managed Futures Fund 803 West Michigan Street Milwaukee, Wisconsin 53201

A Medallion signature guarantee must be included if any of the following situations apply:

•  You wish to redeem more than $50,000 worth of shares;
•  When redemption proceeds are sent to any person, address or bank account not on record;
•     If a change of address was received by the Transfer Agent within the last 15 days;
•     If ownership is changed on your account; or
•     When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Fund at 1-877-6RAMIUS (1-877-672-6487) and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are also subject to a $15 charge.   You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000 by instructing the Fund by phone at 1-877-6RAMIUS (1-877-672-6487).  Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:
•   The Fund account number;
•   The name in which his or her account is registered;
•   The Social Security Number or Taxpayer Identification Number under which the account is registered; and
•   The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee
In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.  The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis.  Your account must maintain a value of at least $500 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”).  The minimum withdrawal amount is $50.  If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record.  You may request an application for the SWP by calling the Transfer Agent toll-free at 1-877-6RAMIUS (1-877-672-6487).  The Fund may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds
You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order.  Generally, your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or wired on the following business day using the wire instructions on record.  Except as specified below, the Fund will process your redemption request and send your proceeds within seven calendar days after the Fund receives your redemption request.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information
Shareholders who hold shares of the Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies.  Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (known as redemption-in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders.  If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity.  In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice.  If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV.  The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information
Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered shares” of the regulated investment companies are sold.  Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares.  Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions
The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance.  The Trust takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period..  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Redemption Fee
You will be charged a redemption fee of 1.00% of the value of the Fund’s shares being redeemed if you redeem your shares of the Fund within 30 days of purchase.  The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) effected pursuant to the SWP, (vii) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount.  The Trust reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Monitoring Trading Practices
The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Trust believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•
refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

•
reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege
You may exchange shares of the Fund into shares of the Ramius Hedged Alpha Fund, the Ramius Strategic Volatility Fund and the Ramius Event Driven Equity Fund, which are offered in separate prospectuses. (Please contact the Fund at 1-877-6RAMIUS (1-877-672-6487) to receive a prospectus for another fund.)  The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table above).   You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.  If you exchange shares through a broker, the broker may charge you a transaction fee.  You may exchange shares by sending a written request to the Fund or by telephone.  Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and, the account number(s), and is signed by all shareholders on the account.  In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

Conversion of Shares
A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Availability of Information
Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund’s website at www.ramiusmutualfunds.com.  The Prospectus and SAI are also available on the website.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household.  If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

If you buy shares of the Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.  The per share distributions on Class A shares may be lower than the per share distributions on Class I shares as a result of the higher distribution/service fees applicable to Class A shares.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash.  If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of shares of the Fund and of some of the important U.S. federal income tax considerations affecting the Fund.  The discussion below provides general tax information related to an investment in shares of the Fund, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the shares of the Fund.  It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect.  In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares of the Fund as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares of the Fund; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes (and persons investing in the Fund through such entities); real estate investment trusts; regulated investment companies; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; non-U.S. shareholders who hold their shares of the Fund in connection with a U.S. trade or business; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.”

Except where specifically addressing non-U.S. shareholders, this discussion assumes that the shareholder is a U.S. holder who holds shares of the Fund as a capital asset.  A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of shares of the Fund and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person.  If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares of a Fund, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership.  Partnerships holding Fund shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of holding and disposing of such shares.

Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Fund.  For more information, please see the section of the SAI entitled “Federal Income Tax Matters.”

The Fund has elected to be treated, and intends to qualify in each taxable year to be taxed, as a regulated investment company (a “RIC”) under Subchapter M of the Code.  Assuming the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including amounts that are reinvested pursuant to the dividend reinvestment plan) in a timely manner to its shareholders in the form of dividends or capital gain distributions.  Any taxable income, including any net capital gain that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.  In addition, the Fund may be subject to a nondeductible 4% U.S. federal excise tax on certain amounts that it fails to distribute during each calendar year.  The Fund generally intends to make distributions sufficient to permit it to avoid the imposition of both the corporate income tax and the excise tax, but there can be no assurance in this regard.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders.  If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability.  In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares of the Fund by the difference between its share of such undistributed net capital gain and the related credit.  There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year.  Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.”

Income derived from direct investments in commodities is not Qualifying RIC Income.  In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute Qualifying RIC Income.  It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute Qualifying RIC Income.  The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute Qualifying RIC Income, and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes Qualifying RIC Income.  In addition, the IRS has issued private letter rulings concluding that certain income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes Qualifying RIC Income.

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent.  Moreover, the IRS has suspended the issuance of such rulings and is reviewing its policy in this area.  The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings.  The Fund intends to take the position that income from its investments in certain commodity-linked notes and in the Subsidiary will constitute Qualifying RIC Income even in the event that the Subsidiary does not distribute all of its income on an annual basis.  In the absence of a ruling, however, there can be no certainty in this regard, and the Fund has not sought an opinion from counsel on this position.  It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute Qualifying RIC Income.  The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations.  If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute Qualifying RIC Income, the Fund may not qualify as a regulated investment company under the Code; in that case the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.  If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as Qualifying RIC Income, the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

The Fund may obtain exposure to currency markets through instruments such as foreign currency forward contracts.  The Code provides that the Treasury Department may issue regulations excluding from the definition of Qualifying RIC Income a RIC’s foreign currency gains that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stock or securities).  Such regulations, if issued, might treat gains from the Fund’s foreign currency-denominated positions as income that is not Qualifying RIC Income.

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation and each of the Trading Entities will be treated as a “disregarded entity.”  As a result, the Subsidiary will be treated as conducting the activities, and recognizing the income, of each Trading Entity.  The Subsidiary will be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its effectively connected income, if any.  In addition, the Subsidiary will be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to any such effectively connected income.  The Fund expects that, in general, the activities of the Subsidiary and the Trading Entities will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business.  In this regard, Section 864(b) of the Code provides that trading in commodities for a taxpayer’s own account does not constitute the conduct of a trade or business in the United States, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business.  There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income.  The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits, particularly with regard to investments made through the Subsidiary.

Except as discussed below, distributions out of the Fund’s current or accumulated earnings and profits, including distributions of net short-term capital gain, generally will be taxable to the shareholders as ordinary income.  Distributions or deemed distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) will be taxable for federal income tax purposes as long-term capital gains, regardless of the length of time the shareholder has owned shares of the Fund.  Long-term capital gains recognized by individuals and other non-corporate shareholders are currently subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.  Distributions made out of “qualified dividend income,” if any, received by the Fund will be subject to tax in the hands of individuals and other non-corporate shareholders at the rates applicable to long-term capital gains, provided that the shareholder satisfies certain holding period and other requirements.  “Qualified dividend income” generally includes dividends from U.S. corporations and dividends from non-U.S. corporations that meet certain specified criteria.  Distributions that the Fund receives, or is deemed to receive, from the Subsidiary will not constitute “qualified dividend income.”  Dividends paid by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund and only if the corporate shareholder satisfies certain requirements, including a holding period requirement, with respect to its shares of the Fund.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in its shares, and any such distributions in excess of that basis will be treated as gain from the sale of shares.  Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income”.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in kind or are reinvested in additional shares of the Fund pursuant to the dividend reinvestment plan.  Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January will be treated as if received on December 31 of the calendar year during which they were declared.  Information on the federal income tax status of dividends and distributions will be provided annually to shareholders.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

A shareholder may recognize capital gain or loss on a redemption or sale of shares of the Fund.  The amount of the gain or loss will be equal to the difference between the value of the cash or other property (including securities distributed in kind by the Fund) that the shareholder receives upon such redemption or sale and the shareholder’s adjusted tax basis in the shares that are redeemed or sold.  Such gain or loss generally will be a long-term capital gain or loss if the shareholder’s holding period for such shares is more than one year and will be short-term capital gain or loss if the shareholder’s holding period for such shares is one year or less.  Losses realized by a shareholder on a redemption or sale of Fund shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received, or deemed received, with respect to such shares of the Fund.  In addition, any loss may be disallowed on a redemption or sale of a share of the Fund if the shareholder acquires another share of the Fund or substantially identical stock or securities (including pursuant to the dividend reinvestment plan) within a period beginning 30 days before and ending 30 days after the redemption or sale.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund will be treated as a taxable disposition of the exchanged shares.  You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.

If a shareholder is a nonresident alien, a foreign corporation or a foreign trust or estate, each as defined for U.S. federal income tax purposes (a “Non-U.S. Shareholder”), ordinary dividends and certain other payments distributed to such Non-U.S. Shareholder by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty).  A Non-U.S. Shareholder will generally be exempt from U.S. federal income tax on distributions of net capital gain and on any gains realized upon the redemption or sale of Fund shares.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016.  A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A shareholder will be subject to backup withholding on all distributions and redemption payments from the Fund if it fails to provide its correct taxpayer identification number and to make required certifications or otherwise establish an exemption from backup withholding.  The backup withholding rate is currently 28%.  Corporate shareholders and certain other shareholders generally are exempt from backup withholding.  Moreover, backup withholding will not apply to payments that have been subject to the 30% withholding tax applicable to Non-U.S. Shareholders.  Backup withholding is not an additional tax.  Any amounts withheld pursuant to these rules may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Prospective shareholders of the Fund should consult with their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situation.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund class, assuming reinvestment of all dividends and distributions. The financial information for the period shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A
Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period
	For the		For the		September 13, 2011*
	Year Ended		Year Ended		through
	December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of period	$9.51		$9.68		$10.00
Income from Investment Operations:
Net investment loss1	(0.37)		(0.40)		(0.11)
Net realized and unrealized gain (loss) on investments	0.62		0.23		(0.21)
Total from investment operations	.25		(0.17)		(0.32)

Less Distributions:
From net realized gain	-	2	-		-

Redemption fee proceeds	-	2	-	2	-	2

Net asset value, end of period	$9.76		$9.51		$9.68

Total return3	2.63%		(1.76)%		(3.20)%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,365		$2,194		$56

Ratios including the expenses and income of the Subsidiary:
Ratio of expenses before fees waived including interest expense to average net assets	4.92%		5.68%	5	5.75%	5,6
Ratio of expenses after fees waived including interest expense to average net assets	4.33%		4.85%		4.37%	6
Ratio of expenses after fees waived excluding interest expense to average net assets	4.26%		4.78%		4.30%	6
Ratio of net investment loss after fees waived including interest expense to average net assets	(3.85)%		(4.29)%		(3.87)%	6

Ratios excluding the expenses and income of the Subsidiary:
Ratio of expenses before fees waived to average net assets	2.35%		2.58%		2.55%	6
Ratio of expenses after fees waived to average net assets	2.10%		2.10%		2.10%	6
Ratio of net investment loss before fees waived to average net assets	(1.89)%		(1.86)%		2.05%	6
Ratio of net investment loss after fees waived to average net assets	(1.64)%		(1.38)%		(1.60)%	6

Portfolio turnover rate	98%		72%		18%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had fees not been waived by the Advisor. Returns shown do not include payment of a sales load of 5.50% of offering price, which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 18 months of the date of purchase. If the sales load and CDSC were included, total returns would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Ratios have been updated for additional disclosure.
6	Annualized.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I
Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period
	For the		For the		September 13, 2011*
	Year Ended		Year Ended		through
	December 31, 2013		December 31, 2012		December 31, 2011
Net asset value, beginning of period	$9.54		$9.68		$10.00
Income from Investment Operations:
Net investment loss1	(0.34)		(0.39)		(0.10)
Net realized and unrealized gain (loss) on investments	0.61		0.25		(0.22)
Total from investment operations	0.27		(0.14)		(0.32)

Less Distributions:
From net realized gain	-	2	-		-

Redemption fee proceeds	-	2	-	2	-	2

Net asset value, end of period	$9.81		$9.54		$9.68

Total return3	2.83%		(1.45)%		(3.20)%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$83,482		$113,763		$212,616

Ratios including the expenses and income of the Subsidiary:
Ratio of expenses before fees waived including interest expense to average net assets	4.67%		5.43%	5	5.50%	5,6
Ratio of expenses after fees waived including interest expense to average net assets	4.08%		4.60%		4.11%	6
Ratio of expenses after fees waived excluding interest expense to average net assets	4.01%		4.53%		4.05%	6
Ratio of net investment loss after fees waived including interest expense to average net assets	(3.60)%		(4.05)%		(3.61)%	6

Ratios excluding the expenses and income of the Subsidiary:
Ratio of expenses before fees waived to average net assets	2.10%		2.33%		2.30%	6
Ratio of expenses after fees waived to average net assets	1.85%		1.85%		1.85%	6
Ratio of net investment loss before fees waived to average net assets	(1.64)%		(1.61)%		(1.80)%	6
Ratio of net investment loss after fees waived to average net assets	(1.39)%		(1.13)%		(1.35)%	6

Portfolio turnover rate	98%		72%		18%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would of been lower had fees not been waived by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Ratios have been updated for additional disclosure.
6	Annualized.

Investment Advisor
Ramius Trading Strategies LLC
599 Lexington Avenue
New York, New York 10022

Sub-Advisor
Horizon Cash Management LLC
325 W. Huron, Suite 808
Chicago, Illinois  60654

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, Wisconsin  53233

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Ramius Trading Strategies Managed Futures Fund
A series of Investment Managers Series Trust

FOR MORE INFORMATION

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The Fund’s SAI and annual and semi-annual reports are available free of charge on the Fund’s website at www.ramiusmutualfunds.com.  You can obtain a free copy of the SAI or the Fund’s annual and semi-annual reports (once available), request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-877-6RAMIUS (1-877-672-6487) or by writing to:

Ramius Trading Strategies Managed Futures Fund
P.O. Box 2175
Milwaukee, WI  53201

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet site at http://www.sec.gov;
•	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov; or
•	For a duplication fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520.

(Investment Company Act file number is 811- 21719.)

Statement of Additional Information
May 1, 2014

RAMIUS TRADING STRATEGIES MANAGED FUTURES FUND
Class A Shares (Ticker Symbol:  RTSRX)
Class I Shares (Ticker Symbol:  RTSIX)
a series of Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated May 1, 2014, as may be amended from time to time of the Ramius Trading Strategies Managed Futures Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”).  Ramius Trading Strategies LLC (the “Advisor”) is the investment advisor to the Fund.  Horizon Cash Management LLC (the “Sub-Advisor”) is the Sub-Advisor to the Fund.  A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the address or telephone number specified below.  The Fund’s Annual Report to shareholders for the fiscal year ending December 31, 2013, is incorporated by reference herein.  A copy of the Fund’s Annual Report can be obtained by contacting the Fund at the address or telephone number specified below.

Ramius Trading Strategies Managed Futures Fund
P.O. Box 2175
Milwaukee, WI 53201
1-877-6RAMIUS (1-877-672-6487)

THE TRUST AND THE FUND	B-2
INVESTMENT STRATEGIES, POLICIES AND RISKS	B-2
MANAGEMENT OF THE FUND	B-30
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-49
PORTFOLIO TURNOVER	B-51
PROXY VOTING POLICY	B-51
ANTI-MONEY LAUNDERING PROGRAM	B-52
PORTFOLIO HOLDINGS INFORMATION	B-52
DETERMINATION OF NET ASSET VALUE	B-54
PURCHASE AND REDEMPTION OF FUND SHARES	B-56
FEDERAL INCOME TAX MATTERS	B-57
DIVIDENDS AND DISTRIBUTIONS	B-69
PERFORMANCE INFORMATION	B-70
GENERAL INFORMATION	B-71
FINANCIAL STATEMENTS	B-73
APPENDIX A: DESCRIPTION OF SECURITIES RATINGS	B-74
APPENDIX B: ADVISOR’S PROXY VOTING POLICIES AND GUIDELINES	B-81

THE TRUST AND THE FUND

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust currently consists of several other series of shares of beneficial interest, par value $0.01 per share.  This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  Such a registration does not involve supervision of the management or policies of the Fund.  The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the "1940 Act").  Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.  Although the Fund is not required to comply with the above requirement, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently offers two classes of shares:  the Class A shares and the Class I shares.  Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”).  Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments.  Each class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Prospectus pertaining to the investment policies of the Fund.

The Fund pursues its managed futures strategy primarily by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”).  The Subsidiary is advised by the Advisor and has the same investment objective as the Fund.  The Subsidiary invests the majority of its assets in limited liability companies or other business entities (each a “Trading Entity” and collectively the “Trading Entities”), the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s managed futures program.  Each Trading Entity is wholly owned by the Subsidiary and thus indirectly wholly owned by the Fund.  Because the Fund may invest up to 25% of its assets in the Subsidiary, which in turn will invest in the Trading Entities, and the Subsidiary and/or the Trading Entities may hold some of the investments described in this SAI, the Fund will be directly or indirectly exposed to such investments.  For that reason, references in the SAI to investments by, and activities and risks of, the Fund may also include investments by, and activities and risks of, the Subsidiary and the Trading Entities.

Market Conditions

The equity and debt capital markets in the United States and internationally experienced unprecedented volatility from 2008 through 2012.  These conditions caused a significant decline in the value and liquidity of many securities and other instruments.  It is impossible to predict whether such conditions will recur.  Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

Futures and Options on Futures

The Fund may enter into commodity futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  The Fund intends primarily to invest in futures contracts and options on them through the Trading Entities.  A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place.  Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract.  This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.

The Fund may write straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.  In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Over-the-Counter Options and Derivatives Transactions

The Fund may invest in options, futures, swaps and other derivatives, interest rate, currency and index swaps and related caps, floors and collars. The Fund may enter into these transactions for speculative purposes or to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”.  A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, to comply with 1940 Act requirements the Fund will segregate certain amounts of liquid assets to the extent required by SEC or SEC-staff guidance. If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio investments in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the date of exercise, and the time it is able to sell investments in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Over-the-Counter (“OTC”) transactions differ from exchange-traded transactions in several respects.  OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Commodities and Commodity Contracts

The Fund may purchase and sell commodity forward and futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions; and may purchase or sell commodity contracts or options on such contracts in compliance with applicable commodities laws. Investing in commodities in this manner carries risks. The Fund may also invest in instruments related to commodities, including structured notes, securities of commodities finance and operating companies. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

There are additional factors associated with commodity futures contracts which may subject the Fund’s investments in them to greater volatility than investments in traditional securities.  In the commodity futures markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Changes in the regulation of derivatives, including commodity-based derivatives, arising from the Dodd-Frank Act may make it more expensive for the Fund and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.

DEBT SECURITIES

Debt Securities

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed, instead payments “float” relative to a reference rate, such as LIBOR.  This “floating rate” debt may pay interest at levels above or below the previous interest payment of the previous period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.  Certain additional risk factors related to debt securities are sensitivity to interest rate and economic changes, payment expectations, and liquidity and valuation.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes.  Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes.  In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations.  Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities.  For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations.  Debt securities may contain redemption or call provisions.  If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation.  There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund’s ability to accurately value or sell such debt securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.  The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so.  Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.  In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Changing Fixed Income Market Conditions.  Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Because the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected. In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category.  Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.  Please refer to Appendix A for more information about credit ratings.

Municipal Bonds

Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works.  They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal laws place substantial limitations on the size of certain of such issues.  The Fund does not expect to be able to pay any dividends that will be exempt from federal income tax.

FOREIGN INVESTMENTS

Foreign Investments

Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments.  All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital.  Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.  In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region.  The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends.  Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.  Foreign companies may be subject to different accounting, auditing and financial reporting standards.  Most of the foreign investments held by the Fund will not be registered with the SEC or any other U.S. regulator, nor will the issuers thereof be subject to the reporting requirements of the SEC or any other U.S. regulator.  Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States.  Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities and other investments held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

The Fund may purchase foreign bank obligations.  In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Foreign Currency Transactions

The Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract.  The Fund intends to conduct foreign currency exchange transactions primary through the Trading Entities. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered to be derivatives.  The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.  The Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s investment securities or other assets denominated in that currency.

If the Fund or a Trading Entity, respectively delivers the foreign currency at or before the settlement of a forward or futures contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency.  The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks.  The Fund incurs foreign exchange expenses in converting assets from one currency to another.  Forward or futures contracts involve a risk of loss if currency movements are not accurately predicted.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency.  The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance.  Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information available is generally representative of very large transactions in the interbank market.  The interbank market in foreign currencies is a global around-the-clock market.  Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Emerging Markets

The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices.  Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital.  Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies.  Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Fund invests.

Options Transactions

The Fund may invest in put and call options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.  Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other investment vehicles advised by the Advisor, Sub-Advisor or Trading Advisors and other clients of the Advisor, Sub-Advisor or Trading Advisors may be considered such a group.  Position limits may restrict the Fund’s ability to purchase or sell options on particular securities and on stock indices.  Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options may also be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to a Fund.

Option Writing

The Fund may write calls and puts on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities.  In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. The call and put options written by the Fund may be “covered” or not “covered.”  A written call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other liquid obligations in a segregated account with its custodian). A written put option is “covered” if a Fund maintains cash, treasury bills or other liquid obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

When-Issued or Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis.  For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment.  The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed.  The value of such securities is subject to market fluctuations and, in the case of fixed income securities; no interest accrues to the Fund until settlement takes place.  When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price.  The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities.  To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments.  On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.  It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund’s total assets, less liabilities other than the obligations created by when-issued commitments.

Swap Agreements

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”.  A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. Government securities or cash or cash equivalents. If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Total Return Swaps. The Fund may enter into total return swap contracts for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies.    Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes or other reference assets during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to an asset or market without owning or taking physical custody of such an asset or market, including in cases in which there may be disadvantages associated with direct ownership of a particular asset. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying assets, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Fund may enter into credit default swap agreements for investment purposes.  A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. Because of this deliverable obligation, the Fund will segregate liquid assets in the amount of the notional value of the transaction with the Fund’s custodian when selling protection on credit default swaps.  If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.  The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the swap buyer referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Currency Swaps. The Fund may enter into currency swap agreements for investment purposes.  Currency swaps are similar to interest rate swaps, except that they involve multiple currencies.   The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian.  The Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security.  Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future.  The Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent the Fund sells securities short (except in the case of short sales “against the box”), it is required to segregates an amount of cash or liquid securities on its records equal to the market price of the securities sold short.  The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short.  Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

Investment Company Securities

The Fund may invest in shares of other open-end and closed-end investment companies (each, an “Underlying Fund”), including affiliated funds and exchange-traded funds (ETFs), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.  In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks.  The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund.  At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund.  As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds (“ETFs”)

ETFs are pooled investment vehicles that generally seek to track the performance of specific indices.

ETFs may be organized as open-end funds or as unit investment trusts.  Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Exchange Traded Notes (“ETNs”)

An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount a maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

Within the parameters of its specific investment policies, the Fund may invest up to 5% of its assets in zero coupon, pay-in-kind, and step coupon securities.  Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value.  They do not entitle the holder to any periodic payment of interest prior to maturity.  Step coupon bonds trade at a discount from their face value and pay coupon interest.  The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter.  The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Floating Rate, Inverse Floating Rate and Index Obligations

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.  Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.  Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Lower-Rated Debt Securities

The Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.  The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities.  In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.  In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates.  A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets.  Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline.  The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.  Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value.  The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Advisor and/or Sub-Advisor will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective.  Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Advisor or Sub-Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.  Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.  In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities.  This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a municipal or other governmental security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers.  In addition, the Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.  To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

TEMPORARY INVESTMENTS

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor.  Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions.  As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested.  The Fund may not achieve its investment objectives during temporary defensive periods.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers.  See “Foreign Securities” above.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations.  General economic conditions, government policy (including emergency reasons) and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness.  However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase BBB- or higher by Standard & Poor’s Rating Group or another nationally recognized statistical organization, or, if unrated, determined by the Advisor or Sub-Advisor to be of similar quality.  These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor or the Sub-Advisor may actively expose the Fund to credit risk.  However, there can be no guarantee that the Advisor or the Sub-Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

U.S. Government Obligations

The Fund may invest in U.S. Government securities.  U.S. Government securities include (a) Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (b) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (i) the full faith and credit of the U.S. Government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (iii) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as Federal National Mortgage Association)); or (iv) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as Federal Home Loan Mortgage Corporation)).

U.S. Government securities also include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the 2008 market crisis or otherwise.

In the case of U.S. Government obligations backed solely by the issuing or guaranteeing agency or instrumentality itself, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, if it is not obligated to do so.

Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market values of the securities it issues.  Therefore, the market values of such securities will fluctuate in response to changes in interest rates.  As a general matter, the values of debt instruments, including U.S. Government obligations, decline when market interest rates increase and rise when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed as the conservator of Freddie Mac and Fannie Mae for an indefinite period.  In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent.  During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.  There can be no guarantee that the federal government will continue to provide assistance to Fannie Mae and Freddie Mac or that it will not change the terms of its obligations.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities.  Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor or Sub-Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions.  The Fund may invest a maximum of 10% of total assets in reverse repurchase agreements.  Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price.  Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid assets, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity.  However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods.  A considerable period of time may elapse between the Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline.  Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities issued pursuant to Rule 144A under the Securities Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund.  However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.  The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.	Issue senior securities, borrow money or pledge its assets except to the extent permitted under the 1940 Act (and the rules, regulations, interpretations and guidance of the SEC and/or its staff);

2.	Act as underwriter except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.
Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, provided that (a) there shall be no limit on the purchase of U.S. government securities; (b) 25% or more of the Fund’s total assets may be exposed to one or more commodities through the futures contracts and other commodity-related derivatives traded by the Fund; and (c) because an investment in a structured note, forward contract, futures contract or other derivative will be considered to be an investment in the industry (if any) of the underlying referenced security, instrument or asset, rather than in the issuer of (or, as applicable, counterparty for) the structured note, forward contract, futures contract or other derivative, 25% or more of the Fund’s total assets may be exposed to structured notes, forward contracts, futures contracts and other derivatives of (or for) which companies in the financial services sectors (which includes the banking, brokerage and insurance industries) are the issuers (or counterparties, as applicable);

4.
Purchase or sell real estate, provided that the Fund may purchase and sell securities which are secured by real estate or interests therein or which are issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

5.
Make loans of money except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

6.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; provided the Fund may purchase or sell commodity contracts or options on such contracts in compliance with applicable commodities laws and in a manner consistent with its intent to be treated as a regulated investment company under the Code.  This restriction shall not prevent the Fund from purchasing or selling commodity-linked derivative instruments, including but not limited to swap agreements and commodity-linked structured notes, options and forward and futures contracts with respect to indices or individual commodities, or from investing in securities or other instruments backed by physical commodities or by indices.

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Sub-Advisor, co-administrators, distributor, custodian and transfer agent.  The day-to-day operations of the Trust are delegated to its officers, except that the Advisor and Sub-Advisor are responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.  Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	71	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	71	None

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present).	71	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant and co-administrator for the Fund, (2006-present).	71	Investment Managers Series Trust II, a registered investment company
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp., the co-administrator for the Fund (2006 – present).	71	Investment Managers Series Trust II, a registered investment company
Officers of the Trust:
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996 – present).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†	Each of Mr. Zader and Mr. Banhazl is an "interested person" of the Trust by virtue of his position as an officer of the Trust.

Compensation

Each Independent Trustee receives from the Trust a quarterly retainer of $20,000, $4,000 for each special in-person meeting attended and $1,000 for each telephonic meeting attended at which Board action is taken.  In addition, Ms. Rabun receives an additional annual retainer of $12,000 for serving as Chairperson of the Board, each of Mr. Young and Mr. Miller receives an additional annual retainer of $8,000 for serving as Audit Committee Chair and Valuation Committee Chair, respectively; Mr. Young, who serves as Chair of the Derivatives Risk Oversight Committee (the “Derivatives Committee”), receives a fee of $1,000 for each meeting of that Committee; and Mr. Miller, who serves as Chair of the Nominating and Governance Committee (the “Nominating Committee”), receives a fee of $1,000 for each meeting of that Committee.  The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund1	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust (59 funds) Paid to Trustees1
Independent Trustees:
Charles H. Miller, Trustee and Valuation Committee Chair	$2,201	None	None	$79,000
Ashley Toomey Rabun, Trustee and Chairperson	$2,187	None	None	$77,000
William H. Young, Trustee and Audit Committee Chair	$2,335	None	None	$82,000

1	For the fiscal year ended December 31, 2013.

Mr. Zader and Mr. Banhazl are not compensated for their services as Trustees because of their affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their positions with the Trust’s co-administrators.  In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.  The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has four standing committees:  the Audit Committee, the Derivatives Committee, the Nominating Committee, and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust’s annual audit and any matters bearing on the audit or the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting.  The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young.  It does not include any Interested Trustees.  The Audit Committee met twice during the fiscal year ended December 31, 2013, with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.  The QLCC meets as needed.  The QLCC did not meet during the fiscal year ended December 31, 2013.

•
The Derivatives Committee reviews the types of investments in derivatives made by various series of the Trust.  The Derivatives Committee conducts meetings periodically as needed in order to inform the Board of Trustees about various series’ derivatives positions, related valuation issues and such other matters related to derivatives as the Committee determines. The Derivatives Committee is comprised of Messrs. Young and Miller and is chaired by Mr. Young.  The Derivatives Committee meets as needed, and met four times during the fiscal year ended December 31, 2013 with respect to the Fund.

•
The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board.  The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders.  Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary.  The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller.  The Nominating Committee meets as needed and did not meet during the fiscal year ended December 31, 2013.

•
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees.  The Valuation Committee did not meet with respect to the Fund during the fiscal year ended December 31, 2013.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators.  The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee.  The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Advisor, the Sub-Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Fund’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees.

Certain information regarding ownership by the Trustees of the Fund and other series of the Trust, as of December 31, 2013, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	$1-$10,000
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	None
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	$10,001-$50,000

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.  As of April 2, 2014, the shareholders set forth in the following tables qualified as control persons and principal shareholders of the Fund.

CONTROL PERSONS	% Ownership (of Fund) as of April 2, 2014
Class I
Genworth Financial Trust Co. Phoenix, AZ 85012	35.58%
PRINCIPAL SHAREHOLDERS	% Ownership (of Class) as of April 2, 2014
Class A
Morgan Stanley Smith Barney LLC Jersey City, NJ 07311	55.87%
UBS Financial Services, Inc. FBO Denver Health Hospital Denver, CO 80204	16.52%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246	11.67%
Class I
Genworth Financial Trust Co. FBO Genworth Financial Wealth Management Phoenix, AZ 85012	40.92%
Morgan Stanley Smith Barney LLC Jersey City, NJ 07311	18.86%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246	12.00%
Charles Schwab & Co., Inc. San Francisco, CA 94104	5.78%

As of April 2, 2014, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund.  Furthermore, neither the Independent Trustees nor members of their immediate families, own securities beneficially or of record in the Advisor, the Sub-Advisor, the Fund’s distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates.

The Advisor

The Fund’s and the Subsidiary’s investment advisor is Ramius Trading Strategies, LLC.  The Advisor is ultimately owned by Cowen GroupInc. and by Messrs. William Marr and Alexander Rudin.  Cowen Group Inc. is a leading diversified financial services firm providing alternative investment management, investment banking, research, and sales and trading services through its business units, Ramius LLC and Cowen and Company.

Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund.  Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.  The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund, to the extent not determined by a sub-advisor.  With respect to the portion of the Fund managed by one or more sub-advisors, the Advisor also makes recommendations with respect to the selection and continued employment of sub-advisors to manage the Fund’s assets, performs diligence on and monitors any such sub-advisors and their investment performance and adherence to compliance procedures, and oversees the investments made by the sub-advisors.  The Advisor also continuously monitors the sub-advisors’ compliance with the Fund’s investment objective, policies and restrictions.

The Advisory Agreement will remain in effect for an initial two-year period.  After the initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Commodity Exchange Act Registration

 The Advisor is registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to certain funds, including the Fund, the Subsidiary and the Trading Entities.  The Advisor relies on CFTC Rule 4.12(c)(3) with respect to the Fund and CFTC Rule 4.7 with respect to the Subsidiary and the Trading Entities, which relieves the Advisor from certain CFTC recordkeeping, reporting and disclosure requirements.

The Sub-Advisor

The Advisor has entered into a Sub-Advisory agreement with Horizon Cash Management LLC (the “Sub-Advisor”) with respect to the Fund (the “Sub-Advisory Agreement”).  The Sub-Advisor’s principal office is located at 325 W. Huron, Suite 808, Chicago, Illinois 60654.  The Sub-Advisor is controlled by Diane Mix, its Chairman and Founder.

The Fund compensates the Sub-Advisor for its services. The Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

The Sub-Advisory Agreement will remain in effect for an initial two-year period.  After the initial two-year period, the Sub-Advisory Agreement will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor or the Sub-Advisor or the Trust. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 60 days’ written notice to the other party.  Additionally, the Sub-Advisory Agreement automatically terminates in the event of its assignment.  The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Advisor of its duties under the Sub-Advisory Agreement.

The Trading Advisors

Each of the following Trading Advisors currently directs the trading of a different Trading Entity pursuant to a managed futures program:

•	Aspect Capital Limited
10 Portman Square, London W1H 6AZ, UK
•	Fulcrum Asset Management Ltd and Fulcrum Asset Management LLP (as sub-advisor)
6 Chesterfield Gardens, London W1J 5BQ, UK
•	IPM Informed Portfolio Management AB
Master Samuelsgatan 6, Stockholm, Sweden
•	Lynx Asset Management AB
Norrmalmstorg 12, Stockholm, Sweden
•	Winton Capital Management Limited Grove House, 27 Hammersmith Grove, London W6 0NE, UK.

Each Trading Advisor manages on a discretionary basis the trading of its corresponding Trading Entity pursuant to an agreement between the Trading Advisor and the Trading Entity (each a “Trading Agreement”).  The Advisor expects that each Trading Entity will pay its Trading Advisor both a management fee based on the Trading Entity’s investment exposure (which the Advisor expects will exceed the Trading Entity’s total assets) and a performance fee calculated as a percentage of the Trading Entity’s profits (realized and unrealized).

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund, the Subsidiary, the Trading Entities and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s, the Subsidiary’s and the Trading Entities’ custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, (i) Subsidiary expenses, including Trading Entity expenses, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of its Class A shares and Class I shares, respectively.  This agreement is effective until April 30, 2015, and it may be terminated before that date only by the Board of Trustees.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period of three years from the date of reduction or payment if the Advisor so requests.  This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, in addition to the reimbursement amount, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request.  The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund.  Any such reimbursement is contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

As an indirect investor in the Trading Entities, the Fund will indirectly bear the fees and expenses paid and incurred by the Trading Entities and such fees and expenses will reduce the Fund’s overall return.  It is expected that each Trading Entity will pay its Trading Advisor both a management fee based on the Trading Entity’s investment exposure (which may exceed the Trading Entity’s total assets) and a performance fee calculated as a percentage of the Trading Entity’s profits.

The Fund and the Subsidiary paid the following advisory fees to the Advisor:

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended December 31, 2013	$2,117,412	$645,380	$1,472,032
For the fiscal year ended December 31, 2012	$2,490,075	$735,923	$1,754,152
For the period September 13, 2011 (commencement of operations) through December 31, 2011	$982,627	$277,308	$705,319

Portfolio Managers of the Advisor

William Marr.  Mr. Marr has served as President and Chief Executive Officer of the Advisor since its inception in September 2009.  Prior to co-founding the Advisor, he was a Managing Director and Head of Hedge Fund Research and Portfolio Construction at Merrill Lynch Alternative Investments.  Mr. Marr joined Merrill Lynch in May 2006 as the Head of the Directional Trading Hedge Fund Strategies responsible for the FuturesAccess platform.  Prior to joining Merrill Lynch, Mr. Marr was a Managing Director and the Global Head of Alternative Investments for Julius Baer Investment Management, LLC, which he joined in July 2002.

Alexander Rudin.  Mr. Rudin is a Principal and the Director of Investment Research of the Advisor.  Prior to co-founding the Advisor in 2009, Mr. Rudin was a Director and Senior Analyst at Merrill Lynch responsible for investment research on managed futures funds.  He was also a key participant in making investment decisions for Merrill Lynch-sponsored multi-manager hedge fund and managed futures products, alongside Mr. Marr.  Prior to joining Merrill Lynch in May 2006, Mr. Rudin was First Vice President and Director of Quantitative Hedge Fund Research for Julius Baer Investment Management, LLC, which he joined in 2003.

Portfolio Manager of the Sub-Advisor

Jill King.  Ms. King joined the Sub-Advisor in 2005 and directs the Sub-Advisor’s investment management operation, overseeing several portfolio managers and the firm’s portfolio analyst.  With more than 18 years trading and marketing fixed income securities, Ms. King is experienced in all sectors of the fixed income universe, including U.S. Treasury and Agencies issues, high grade corporate bonds, high yield and emerging market debt.  Before joining the Sub-Advisor in 2005, Ms. King served as managing director at Melvin Securities, where she managed the firm’s investment banking effort and directed the fixed income sales, trading and syndicate department.  Prior to that, she served 13 years at First Union Securities, where she established and managed the Emerging Market desk and was a key member of the high yield trading team.

Other Accounts Managed by the Portfolio Managers.  As of December 31, 2013, information on other accounts managed by the Fund’s portfolio managers is as follows.

William Marr
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	0	0	0
Other Pooled Investments	4	$38.3 million	0	0
Other Accounts	0	0	0	0

Alexander Rudin
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	0	0	0
Other Pooled Investments	4	$38.3 million	0	0
Other Accounts	0	0	0	0

Jill King
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	2	$98 million	0	0
Other Pooled Investments	44	$1.6 billion	0	0
Other Accounts	0	0	0	0

Material Conflicts of Interest.  It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises.  In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor or Sub- Advisor.  While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor and Sub-Advisor strive to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons.  In this regard, in the absence of specific account-related impediments, it is the policy of the Advisor and Sub-Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective after taking into consideration cash availability and liquidity needs of each account.

The Advisor and the Sub-Advisor seek to provide high quality investment services to all of their clients, while meeting their fiduciary obligation to treat all clients fairly.  Each of the Advisor and Sub-Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.

Compensation.  As of the date of this SAI, Messrs. Marr and Rudin are compensated by the Advisor.  In keeping with industry practice, the Advisor offers competitive compensation comprising base salary and a bonus that represents incentive compensation.  There is no fixed percentage of compensation allocated to base salary, performance bonus, equity incentive or other forms of compensation.  Incentive compensation, especially for the investment team, is closely tied to the investment performance of our products, and secondarily, to overall business performance.  The bonus component of the incentive compensation is based on revenue generated by the portfolio managers, which is based on the value of assets under management and performance.  Some compensation for certain senior portfolio managers is deferred and subject to a vesting schedule.

As of December 31, 2013, Jill King is compensated by the Sub-Advisor with a salary and also participates in the profits of the Sub-Advisor.

Ownership of the Fund by the Portfolio Managers.  As of December 31, 2013, the portfolio managers owned the following securities in the Fund:

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
William Marr	$10,001 - $50,000
Alexander Rudin	$10,001 - $50,000
Jill King	None

Organization and Management of the Subsidiary

The Fund intends to gain exposure to commodity markets by investing up to 25% of its total assets in the Subsidiary.  The Subsidiary invests the majority of its assets in the Trading Entities.  The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands.  The Subsidiary’s affairs are overseen by a board consisting of three directors, Thomas W. Strauss, William M. Marr and Steven A. Lasota, each of whom is an employee of the Advisor or its parent company.

The Subsidiary has entered into a separate agreement with the Advisor pursuant to which the Advisor provides investment advisory services to the Subsidiary.  The Subsidiary has agreed to pay the Advisor a management fee at the annual rate of 1.60% of the subsidiary’s average daily net assets.  The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary.  This undertaking may not be terminated unless the Advisor obtains the prior approval of the Fund’s Board of Trustees.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 803 W. Michigan Street, Milwaukee, Wisconsin 53233, and Mutual Fund Administration Corporation (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund.  The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties.  In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, the Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Fund’s average daily net assets:

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

The Fund paid the following co-administrator fees:

Co-Administration Fees
For fiscal year ended December 31, 2013	$119,168
For fiscal year ended December 31, 2012	$372,771
For the period September 13, 2011 (commencement of operations) through December 31, 2011	$61,186

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

Because the Fund is a newly formed fund that has yet to commence operations, the Fund has not paid any fees to the Co-Administrators as of the date of this SAI.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses.  The Custodian also serves as the custodian of the assets of the Subsidiary. The Custodian’s address is 928 Grand Boulevard, 5th Floor, Kansas City, Missouri  64106.  The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Bingham McCutchen LLP (“Bingham”), 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Fund.  Bingham also serves as independent legal counsel to the Independent Trustees.

Distribution Agreement

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor is a registered broker-dealer and is a member of FINRA.  The Distributor is not affiliated with the Trust, the Advisor or any other service provider for the Fund.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund.  With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements.  These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary.  The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective.  The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The following table shows the aggregate amount of commissions and amount received by the Distributor for the fiscal year ended December 31, 2013:

Period	Amount of Commissions	Amount Received
Class A Shares- for the fiscal year ended December 31, 2013	$40,769	$5,863

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A shares.  The Rule 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale.  The Rule 12b-1 Plan also provides for post-sales servicing to holders of Class A shares.  Because 12b-1 fees are paid out of Fund assets attributable to Class A shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Plan provides that the distribution fees paid by Class A shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to:  (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; and (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund.  The Rule 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.

The Rule 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund’s Class A shares for distribution services without the vote of a majority of the outstanding voting securities of such shares.  The Rule 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class.  The Rule 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the Rule 12b-1 Plan is terminated for the Fund’s Class A shares in accordance with its terms, the obligation of the Fund to make payments pursuant to the Rule 12b-1 Plan with respect to such Class will cease and the Fund will not be required to make any payments past the termination date. Thus, there will be no legal obligation for the Fund to make any payments other than for fees already payable under the Rule 12b-1 Plan, if the Rule 12b-1 Plan is terminated in accordance with its terms for any reason.

For the fiscal year ended December 31, 2013, distribution-related expenditures primarily intended to result in the sale of the Fund’s shares that were made by the Fund totaled $21,192. The following table shows the dollar amounts by category allocated for distribution-related expenses:

12b-1 Fees
Distributor	$20,673
Dealers	519
Total	$21,192

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Fund’s Prospectus and this SAI, and are generally provided for shareholder services or marketing support.  Payments for marketing support are typically for inclusion of the Fund on sales lists, including electronic sales platforms.  Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Advisor or Sub-Advisor, respectively, determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor or Sub-Advisor, as the case may be, will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor or Sub-Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Advisor and Sub-Advisor consider such information, which is in addition to and not in lieu of the services required to be performed by them under the Advisory Agreement and Sub-Advisory Agreement, respectively, with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor or to the Sub-Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor or Sub-Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor or the Sub-Advisor, as the case may be, to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Advisor’s and Sub-Advisor’s, as the case may be, overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor or Sub-Advisor.  Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s or Sub-Advisor’s other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers in recognition of the brokers’ sale of Fund shares.  However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The brokers may also supply the Fund with research, statistical, and other services.

The Fund paid the following brokerage commissions:

Period	Broker Commissions
For the period September 13, 2011 (commencement date) through December 31, 2011	$0
For the fiscal year ended December 31, 2012	$7,148
For the fiscal year ended December 31, 2013	$0

The “regular brokers or dealers” (as defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the Fund’s most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares.  The following table indicates the value of the Fund’s aggregate holdings of its regular brokers or dealers as of December 31, 2013.

Broker-Dealer	Aggregate Value
Morgan Stanley	$4,504,167

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio investments for the fiscal year by (2) the monthly average of the value of portfolio investments owned during the fiscal year.  A 100% turnover rate would occur if all the investments in the Fund’s portfolio, with the exception of investments whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

The Fund’s portfolio turnover rate for the fiscal years ended December 31, 2013 and December 31, 2012  were 98% and 72% respectively.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor, subject to the Board’s continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.  See Appendix B for the Trust Policies and Advisor’s Policies.  The Trust Policies and Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by the Fund.  The Trust’s Chief Compliance Officer (“CCO”) will review the Trust Policies and Advisor Policies on a regular basis.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th each year.  Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-877-6RAMIUS (1-877-672-6487) and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”).  The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust.  The Disclosure Policy applies to the Fund, Advisor, the Sub-Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Bingham McCutchen LLP, and the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP (collectively, the “Service Providers”).  Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund, the Advisor and the Sub-Advisor to the Fund and/or its shareholders.  The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or Sub-Advisor or any affiliated person of the Advisor or Sub-Advisor) in connection with the disclosure of portfolio holdings information of the Fund.  The Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees.  Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Fund's public website or (2) disclosed in periodic regulatory filings on the SEC's website (www.sec.gov).  Management of the Trust may make information regarding the Fund’s portfolio holdings available on the Fund’s public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

The Advisor, Sub-Advisor, Trading Advisors and their affiliates may provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund.  These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts.  These clients generally do not owe the Advisor, Sub-Advisor or Trading Advisor a duty of confidentiality with respect to disclosure of their portfolio holdings.

Non-Public Portfolio Holdings Information Policy.  All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy.  Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below.  These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, the Sub-Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders requesting in-kind redemptions (as described below).

Evaluation Service Providers.  These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.  Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply.  In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions.  The Fund’s shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund.  In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities.  Pursuant to the Disclosure Policy, the Fund, the Advisor or the Sub-Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust.  The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph.  There are no other ongoing arrangements as of the date of this SAI.

Current Arrangements Regarding Disclosure of Portfolio Holdings  As of the date of this SAI, the Trust or the Fund has on-going business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust:  (i) Ramius Trading Strategies LLC  (the Advisor), Horizon Cash Management L.L.C  (the Sub-Advisor), the Trading Advisors, MFAC and UMB (the Trust’s Co-Administrators) and UMB Bank, n.a. (the Custodian) pursuant to the Advisory agreement, the Sub-Advisory agreement, the Trading Agreements, administration and custody agreements, respectively, under which the Fund’s portfolio holdings information is provided daily on a real-time basis (i.e., with no lag time); (ii) Tait, Weller & Baker, LLP (independent registered public accounting firm), Bingham McCutchen LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iii) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The NAV of each Class of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) each business day.  The NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV of each Class is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the Class by (b) the number of shares outstanding in that Class (assets – liabilities / # of shares = NAV).  Each NAV takes into account all of the expenses and fees of that Class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

An example of how the Fund calculated the NAV of each Class as of December 31, 2013 is as follows:

Class A Shares:
$11,365,264	=	$9.76
1,164,695

Class I Shares:
$83,481,976	=	$9.81
8,508,981

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.  Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board.  The Board will periodically review the reliability of the Fund’s fair value methodology.  The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced.  Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus.  Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase.  In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares.  However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year).  Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.  In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Fund may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets).  The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed.  If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a description of the material U.S. federal income tax consequences of owning and disposing of shares of the Fund and of the material U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in shares of the Fund, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the shares of the Fund. It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares of the Fund as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares of the Fund; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes (and persons investing in the Fund through such entities); real estate investment trusts; regulated investment companies; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.”

Except where specifically addressing non-U.S. shareholders, this discussion assumes that the shareholder is a U.S. holder who holds shares of the Fund as a capital asset.  A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of shares of the Fund and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person.  If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares of a Fund, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership.  Partnerships holding Fund shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of holding and disposing of such shares.

Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

The Fund has elected to be treated and intends to qualify in each taxable year to be taxed as, a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year.  Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.”  The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund.  A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income.

Income derived from direct investments in commodities is not Qualifying RIC Income.  In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute Qualifying RIC Income.  It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute Qualifying RIC Income.  The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute Qualifying RIC Income, and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes Qualifying RIC Income.  In addition, the IRS has issued private letter rulings concluding that certain income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes Qualifying RIC Income.  Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent.  Moreover, the IRS has suspended the issuance of such rulings and is reviewing its policy in this area.  The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings.  The Fund intends to take the position that income from its investments in certain commodity-linked notes and in the Subsidiary will constitute Qualifying RIC Income even in the event that the Subsidiary does not distribute all of the income on an annual basis.  In the absence of a ruling, however, there can be no certainty in this regard, and the Fund has not sought an opinion from counsel on this position.  It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute Qualifying RIC Income.  The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations.  If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute Qualifying RIC Income, the Fund may not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.  If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as Qualifying RIC Income, the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

The Fund may obtain exposure to currency markets through instruments such as foreign currency forward contracts.  The Code provides that the Treasury Department may issue regulations excluding from the definition of Qualifying RIC Income a RIC’s foreign currency gains that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stock or securities).  Such regulations, if issued, might treat gains from the Fund’s foreign currency-denominated positions as income that is not Qualifying RIC Income.

The Fund may invest in ETFs.  Depending on the relevant ETF’s structure and its underlying investments, an investment in an ETF may produce income that is not Qualifying RIC Income.  The Fund will limit and/or manage its holdings of ETFs with a view to complying with the requirements for qualification as a RIC.  In addition, depending on an ETF’s structure, an ETF may bear tax costs at the ETF level that exceed the tax costs that would result if the Fund were to invest directly in the investments in which the ETF invests.

Assuming that it qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income,” computed without regard to the dividends-paid deduction, and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to its shareholders (including amounts that are reinvested in additional shares pursuant to the dividend reinvestment plan), provided that it distributes on a timely basis with respect to each taxable year at least the sum of 90% of its “investment company taxable income” computed without regard to the dividends-paid deduction and 90% of its net tax-exempt interest income for such taxable year.  In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund intends to distribute all of its income and gains to shareholders on an annual basis.  Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares of the Fund by the difference between its share of such undistributed net capital gain and the related credit.  There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

In addition, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements.  In order to avoid this excise tax, the Fund must distribute (or be deemed to have distributed) during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed and on which the Fund paid no federal income tax.  For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.  The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits would be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in its shares and any such distributions in excess of that basis would be treated as gain from the sale of shares, as discussed below. In such event, provided that a shareholder satisfied the applicable holding period and other requirements with respect to his or her shares, dividends received by a shareholder during his or her taxable year would be eligible to be treated as “qualified dividend income,” which is subject to U.S. federal income tax at the rates applicable to long-term capital gains, and would be eligible for the dividends-received deduction in the case of a corporate shareholder.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before requalifying for taxation as a RIC.  If the Fund fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property.  Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities in order to make the relevant distributions.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.  Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If the Fund utilizes leverage through borrowings or the issuance of preferred shares, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend.  In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on shares of the Fund.  Limits on the Fund’s ability to pay dividends on its shares may prevent the Fund from meeting the distribution requirements described above, and may therefore jeopardize the Fund’s qualification for tax treatment as a RIC and subject the Fund to U.S. federal income tax or the 4% excise tax.  The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gain into short-term capital gain or ordinary income (which, when distributed to shareholders, are generally subject to tax at rates higher than those applicable to long-term capital gain),, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

For U.S. federal income tax purposes, the Fund is permitted to carry forward net capital losses from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses.  Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Taxation of the Subsidiary

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation and each of the Trading Entities will be treated as a “disregarded entity.”  As a result, the Subsidiary will be treated as conducting the activities, and recognizing the income, of each Trading Entity.  The Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”).  In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income.  The Fund expects that, in general, the activities of the Subsidiary and the Trading Entities will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business.  In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place.  Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business.  There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income.  The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Foreign Taxes

Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Income tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.  If more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to this election, a shareholder would (a) include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund; (b) treat his pro rata share of such foreign income taxes as having been paid by him; and (c) subject to certain limitations, be entitled either to deduct his pro rata share of such foreign income taxes in computing his taxable income or to use it as a foreign tax credit against U.S. income taxes.  No deduction for such foreign income taxes would be permitted to individuals in computing their alternative minimum tax liability.  In general, the Fund does not expect that it will meet the requirements of the Code necessary to make this “pass-through” election.  Assuming that the Fund does not make this election, any foreign taxes paid by the Fund will represent an expense to the Fund, which the Fund will generally deduct against its “investment company taxable income,” and the shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes.  Even if the Fund makes the “pass-through” election for any taxable year, the election will not apply to taxes paid by the Subsidiary or any of the Trading Entities.  The imposition of foreign or U.S. taxes on the income of these entities will reduce the return to shareholders.

Distributions

Distributions of the Fund’s net investment income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to shareholders as ordinary income.  Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains regardless of the length of time the shareholder has owned shares of the Fund.  Long-term capital gains recognized by individuals and other non-corporate shareholders will be subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.  The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year.  As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in its shares and any such distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Distributions by the Fund out of its “qualified dividend income” that are made to an individual or other non-corporate shareholder will be treated as “qualified dividend income” to such shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain, provided the shareholder satisfies the applicable holding period and other requirements.    “Qualified dividend income” generally includes dividends from U.S. corporations and dividends from foreign corporations that meet certain specified criteria.  Distributions that the Fund receives, or is deemed to receive, from the Subsidiary will not constitute “qualified dividend income.”  Dividends distributed by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund.  In addition, any such dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its shares of the Fund.  Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in kind or are reinvested in additional shares of the Fund pursuant to the dividend reinvestment plan.  In addition, a distribution will be treated in the manner described above even though, from an investment standpoint, it may constitute a partial return of the shareholder’s capital.  In particular, investors should consider the tax implications of purchasing shares immediately prior to a distribution.  Although the price of shares purchased at that time will include the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Acquisition and Redemption, Sale and Exchange of Shares

A shareholder that acquires shares of the Fund in exchange for an in-kind contribution of securities will generally recognize gain or loss as if it had sold such securities for their fair market value on the date of the contribution.  The amount of the gain or loss will be equal to the difference between the fair market value of contributed securities and the shareholder’s adjusted tax basis in the contributed securities.  The shareholder’s basis in the shares it acquires in exchange for an in-kind contribution of securities will be equal to the fair market value of such securities on the date of the contribution.

A shareholder will generally recognize capital gain or loss on a redemption or sale of shares of the Fund.  The amount of the gain or loss will be equal to the difference between the fair market value of the cash or other property (including securities distributed in kind by the Fund) that the shareholder receives upon such redemption or sale and the shareholder’s adjusted tax basis in the shares that are redeemed or sold.  Such gain or loss generally will be a long-term capital gain or loss if the shareholder’s holding period for such shares is more than one year and will be short-term capital gain or loss if the shareholder’s holding period for such shares is one year or less.  Long-term capital gains recognized by individuals and other non-corporate shareholders are subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

A shareholder who receives an in-kind distribution of securities upon redeeming his or her shares will have an initial tax basis in such securities equal to his or her fair market value on the redemption date.  A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than the shareholder’s tax basis in such securities.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Losses realized by a shareholder on a redemption or sale of Fund shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such shares of the Fund.  In addition, no loss will be allowed on a redemption or sale of shares of the Fund if the shareholder acquires shares of the Fund (including pursuant to the dividend reinvestment plan) within a period beginning 30 days before and ending 30 days after the redemption or sale.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund will be treated as a taxable disposition of the exchanged shares.  You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to shares of the Fund of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886.  Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states may also have disclosure requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS with respect to distributions on Fund shares and the proceeds from a redemption or other disposition of Fund shares.  A shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, on an IRS form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld pursuant to these rules may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.  The backup withholding rate is currently 28%.

Non-U.S. Shareholders

The U.S. federal income taxation of a shareholder that is a nonresident alien individual, a foreign corporation or a foreign trust or estate, each as defined for U.S. federal income tax purposes (a “non-U.S. shareholder”) depends on whether the income that the non-U.S. shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.  The discussion below does not apply to a non-U.S. shareholder who is a former U.S. citizen or an entity that has expatriated from the United States.  Such non-U.S. shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

If the income that a non-U.S. shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. shareholder, distributions of income and gains other than net capital gain will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate specified by an applicable treaty).

A non-U.S. shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported to the shareholders as undistributed net capital gains and any gains realized upon the redemption or sale of shares of the Fund.  If, however, such a non-U.S. shareholder is a nonresident alien individual who is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements, such capital gain dividends, undistributed net capital gains and gains from the redemption or sale of shares of the Fund, net of certain U.S.-source losses, will be subject to a 30% U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, any distributions of income and gains, including net capital gains, any amounts retained by the Fund that are reported to the shareholders as undistributed capital gains and any gains realized upon the redemption or sale of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons.  If such a non-U.S. shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

As discussed above, information returns will be filed with the IRS with respect to distributions on Fund shares and the proceeds from a redemption or other disposition of Fund shares.  A non-U.S. shareholder other than a corporation may be subject to U.S. backup withholding on distributions that are otherwise exempt from withholding tax, or that would otherwise be taxable at a reduced treaty rate, or on the proceeds from a redemption or other disposition of Fund shares if such non-U.S. shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.  Backup withholding is not an additional tax.  Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the non-U.S. shareholder’s U.S. federal income tax liability, if any, and may entitle the non-U.S. shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016.  A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

To qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on dividends under an income tax treaty, a non-U.S. shareholder must generally deliver to the Fund a properly executed IRS Form W-8 (e.g., Form W-8BEN or Form W-8BEN-E).  In order to claim a refund of any Fund-level taxes imposed on undistributed net capital gains, any U.S. withholding taxes or any backup withholding, a non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return.

Prospective shareholders of the Fund should consult with their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situation.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities.  Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will generally be taxable to shareholders as ordinary income for federal income tax purposes.  If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders.  For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund will reduce the Fund’s NAV on the date paid by the amount of the dividend or distribution.  Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to U.S. federal income taxes.

Dividends and other distributions will be reinvested in additional shares of the Fund unless the shareholder has otherwise elected.  Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

PERFORMANCE INFORMATION

Yield and Total Return

The Fund may advertise the yield and total return of each class of its shares.  The Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust.  These factors, possible differences in the methods used in calculating yield and total return and the tax exempt status of distributions should be considered when comparing the Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles.  Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.  Yield and total return may be stated with or without giving effect to any expense limitations in effect for the Fund.  For those funds that present yields and total return reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect.  Yields and total return will generally be lower for Class A shares than for Class I shares of the Fund, because of the higher levels of expenses borne by the Class A shares.  Because of its lower operating expenses, Class I shares of the Fund can be expected to achieve a higher yield and total return than the Fund’s Class A shares.

The Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class’s distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the NAV.  If the NAV, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield and total return will vary.  An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

Benchmark Comparisons

Performance information for the Fund after it has over one calendar year of performance history will be included in the Prospectus (in the section “Risk/Return Bar Chart and Table” in the Fund’s Fund summary), along with the performance of an appropriate benchmark index.  Because index comparisons are generally calculated as of the end of each month, index performance information under the “Since Inception,” “Life of Fund” or “Life of Class” headings in the Prospectus for the Fund with less than ten years of performance history may not be coincident with the inception date of the Fund (or class, as applicable).  In such instances, index performance is generally presented from the month-end nearest to the inception date of the Fund (or class, as applicable).

GENERAL INFORMATION

Investment Managers Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently has a number of outstanding series of shares of beneficial interest, par value of $0.01 per share, each of which represents an interest in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series.  The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only.  Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt.  Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share.  Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  The Fund currently offers two classes of shares, Class A and Class I shares.  The Trust has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares issued do not have pre-emptive or conversion rights.  Shares when issued are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees.  Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting.  No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.  Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, CA  91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, the Advisor and the Sub-Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics permit, subject to certain conditions, personnel of the Advisor, and the Sub-Advisor to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Fund’s Annual Report to shareholders for the fiscal year ending December 31, 2013 which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”.  A copy of the Fund’s Annual Report can be obtained at no charge by calling 1-877-672-6487 or writing the Fund.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1.   Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note:
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1.
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2.
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3.
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG.
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2.   Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C:
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C:
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D:
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
N.R.:
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1:
A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2:
A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3:
A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

C:
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B
PROXY VOTING POLICIES AND GUIDELINES

ADVISOR’S PROXY VOTING, POLICIES AND PROCEDURES

Ramius Trading Strategies LLC (the “Advisor”) provides investment advisory services to private investment funds and registered investment funds, whose investment program primarily involves investing fund assets in private investment funds (each, a “Fund” and collectively, the “Funds”).  The Advisor has authority to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds.

The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisors Act of 1940.  Under this rule, registered investment advisors that exercise voting authority over client securities are required to implement proxy voting policies and describe those policies to their clients.

The Portfolio Manager is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the “Policies”).

I.	General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Funds (collectively, “proxies”) in a manner that serves the best interests of the fund managed by the Advisor, as determined by the Advisor in its discretion, taking into account relevant factors, including:

A.           The impact on the value of the returns of the Fund;

B.           The attraction of additional capital to the Fund;

C.           Alignment of Management’s (as defined below) interests with Fund Owners’ (as defined below) interests, including establishing appropriate incentives for Management;

D.           The costs associated with the proxy;

E,           Impact on redemption or withdrawal rights;

F.           The continued or increased availability of portfolio information; and

G.           Industry and business practices.

II.	Specific Policies

A.           Routine Matters

Routine matters are typically proposed by Management of a company and meet any of the following criteria: (i) they do not measurably change the structure, management, control or operation of the Fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the Fund; or (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the Fund.

For routine matters, the Advisor will vote in accordance with the recommendation of the Fund’s management, directors, general partners, managing members or trustees (collectively, “Management”), as applicable, unless, in the Advisor’s opinion, such recommendation is not in the best interests of the fund.

The Advisor will generally vote for the following proposals:

(1)           To change capitalization, including to increase authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

(2)           To elect or re-elect Board members.

(3)           To appoint or elect auditors.

(4)           To set time and location of annual meeting.

(5)           To establish a master/feeder structure without a significant increase in fees or expenses.

(6)           To change the fiscal year or term of the Fund.

(7)           To change in the name of a Fund.

(8)           To increase fees or expenses where the increase is in accord to industry standards; does not substantially impact on the value of the returns of the Fund; and may prevent the loss of management talent.

B.	Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by Management or beneficial owners of a Fund (i.e., shareholders, members, partners, etc. (collectively, the “Owners”)).  These proxies may involve one or more of the following:  (i) a measurable change in the structure, management, control or operation of the Fund; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the Fund; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of formation applicable to the Fund.

(1)           Structure, Management and Investment Authority

On a case-by-case basis, the Advisor will decide the following matters, taking into account these Policies and factors relevant to each proxy, as discussed below.

(a)           Approval or Renewal of Investment Advisory Agreements

i.             proposed and current fee schedules

ii.            performance history of the Fund

iii.           continuation of management talent

iv.           alignment of interests between Management and Owners

(b)          Termination or Liquidation of the Fund

i.             terms of liquidation

ii.            past performance of the Fund

iii.           strategies employed to save the Fund

(c)          Increases in Fees or Expenses.  Where the increase is not in accord to industry standards; substantially impacts on the value of the returns of the Fund; or may potentially result in the loss of management talent.

(2)          Share Classes and Voting Rights

Unless exceptional circumstances exist or the proposal would not impact the Fund, the Advisor will vote against the following proposals:

(a)           To establish a class or classes with terms that may disadvantage other classes.

(b)           To introduce unequal voting rights.

(c)           To change the amendment provisions of an entity by removing investor approval requirements.

C.           All Other Matters

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

D.           Abstaining from Voting or Affirmatively Not Voting

The Advisor will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Advisor determines that abstaining or not voting is in the best interests of the fund.  In making such a determination, the Advisor will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy.  The Advisor will not abstain from voting or affirmatively decide not to vote a proxy if the fund is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended.

III.	Conflicts of Interest

At times, conflicts may arise between the interests of the Fund, on the one hand, and the interests of the Advisor, Subadvisor or their affiliates, on the other hand.  To illustrate a few examples of a material conflict, the Advisor may have a conflict on a proxy for a Fund where:

A.           the Fund’s sponsor is a client or proposed client of the Advisor (or its affiliates)

B.           the Advisor (or its affiliates) provides financing services to the Fund; and

C.           an employee of the Advisor has a close personal or business relationship with the Fund’s sponsor.

IV.	Procedures for Proxies

The Portfolio Manager will be responsible for determining whether each proxy is for a “routine” matter or is otherwise covered by these Policies as described above.  All proxies identified as “routine” or otherwise covered by the Policies will generally be voted by the Portfolio Manager in accordance with the Policies.

Any proxies that are not “routine”, are not covered by the Policies, or for which the Portfolio Manager wishes to vote contrary to the Policies, will be submitted to the Proxy Committee for a determination as to whether any conflict of interest exists.  The Proxy Committee will be made up of a member of the Legal Department; member of the Advisor that is not on the Investment Committee; and the Portfolio Manager.  If no conflict of interest is found, the Portfolio Manager will be free to vote the proxy.  If a conflict of interest is found, the Portfolio Manager will vote the proxy in accordance with the Proxy Committee’s decision.

V.	Record of Proxy Voting

The Advisor will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Advisor will also maintain records relating to each proxy, including the determination as to whether the proxy was routine or not and the voting decision with regard to each proxy.  The Advisor will maintain such records in its offices for two years and for an additional three years in an easily accessible place.

INVESTMENT MANAGERS SERIES TRUST
PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”).  Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund.  The Trust shall therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio.  Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act.  Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which shall be presented to this Board for its review.  Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a web site, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website.  A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus.  The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator within 15 days following the end of each calendar quarter.  The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.